Filed with the U.S. Securities and Exchange Commission on September 5, 2013
1933 Act Registration File No. 333-189250
1940 Act File No. 811-22852

UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.	1	[	X	]
Post-Effective Amendment No.		[		]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	1	[	X	]

(Check appropriate box or boxes.)

LOEB KING TRUST
(Exact Name of Registrant as Specified in Charter)

61 Broadway Avenue, 24th Floor
New York, New York 10006
 (Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  212-483-7000

The Corporation Trust Company
1209 Orange Street
Wilmington, Delaware 19801
(Name and Address of Agent for Service)

Copy to:
Carol Gehl
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Approximate date of proposed public offering: As soon as practicable after the effective date of this registration statement.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Subject to Completion [                                           ], 2013

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Loeb King Alternative Strategies Fund

Investor Class: LKASX
Institutional Class: LKAIX

Prospectus

[           ], 2013

For questions or to receive additional information,
please call the Fund at 855-722-4550.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved of these securities or passed upon the accuracy or adequacy of the disclosure in this Prospectus. Any representation to the contrary is a criminal offense.

Loeb King Alternative Strategies Fund

Fund Summary

Investment Objective
The Loeb King Alternative Strategies Fund (the “Fund”) seeks positive absolute returns and income with lower volatility than global capital markets and traditional investment strategies.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Investor Class	Institutional Class
Management Fees	1.50%	1.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses
Interest and Dividends on Short Sales1	1.43%	1.43%
Additional Other Expenses1	0.94%	0.94%
Total Other Expenses	2.37%	2.37%
Acquired Fund Fees and Expenses1	0.08%	0.08%
Total Annual Fund Operating Expenses	4.20%	3.95%
Less: Fee Waiver and/or Expense Reimbursement2	(0.45)%	(0.45)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	3.75%	3.50%

1.	Estimated for the Fund’s current fiscal year.

2.
The Adviser has contractually agreed to waive its fees or reimburse Fund expenses until at least December 31, 2014, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, taxes, acquired fund fees and expenses, distribution and/or service (12b-1) fees, borrowing costs, dividend and interest expenses on short positions, brokerage commissions, transaction costs and extraordinary expenses and inclusive of organizational expenses) will not exceed 1.99% of the Fund’s average daily net assets. The Adviser is permitted to recoup waived fees and expense reimbursements made during the prior three fiscal years, subject to the foregoing expense limits. This arrangement can be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	One Year	Three Years
Investor Class	$377	$1,235
Institutional Class	$353	$1,163

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund’s performance.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser utilizes a variety of alternative investment strategies, including, but not limited to, merger arbitrage, event-driven value, long/short equity, capital structure arbitrage, high dividend-yielding equities, distressed/high-yield, and buy-write (each described below).  Some of these strategies produce varying levels of income depending on the capital market environment. The Adviser has the sole discretion to allocate the Fund’s assets among various strategies, which include the principal strategies described in the following paragraphs.

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Merger Arbitrage. The Fund may purchase equity securities or options of companies that are the subject of tender offers, mergers, acquisition attempts, exchange offers or other forms of corporate reorganizations or restructurings. Merger arbitrage attempts to profit from the successful completion of such transactions by realizing the difference between the market price paid for securities of the target company and the value ultimately realized from the transaction, plus any dividends and interest received, and less transaction costs such as brokers' commissions and interest and dividend expense. The Fund may purchase the common stock of a target company when the Adviser expects that the target company’s stock will appreciate as a result of the event and may sell short the stock of the acquiring company when the Adviser expects that the acquiring company’s stock will decrease in value. Purchases of the target company’s stock and short sales of the acquiring company’s stock are intended to result in capturing the “spread” of the transaction for profit, which spread may narrow as the transaction moves towards completion. Often, the profit potential in merger arbitrage is determined by the consummation of the transaction, rather than stock price movement, as the short sale of the acquiring company’s stock and long position in the target company’s stock move in the same direction and the Fund seeks to capture the spread, or the difference between the purchase price and the ultimate value of the transaction, regardless of appreciation or depreciation in the stock price of the acquiring company. The Fund will also purchase securities that are the subject of cash takeovers and tender offers, attempting to realize the difference between the purchase price and the takeover price. Further, the Fund will also bet against the abovementioned restructurings by shorting securities that may be the subject of a takeover or restructuring. The Adviser expects that the Fund will engage in speculative merger arbitrage, which generally refers to the trading of securities of companies that the Adviser believes will become involved in a merger or restructuring. The Fund may also buy or write (sell) call or put options on the common stock of the target or acquiring company as part of this strategy.

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Event-Driven Value. The Fund may invest in securities the value of which is to some extent predicated on an event or series of events taking place. Such events may include the issuance of special dividends, conclusion of material litigation, approval or disapproval of a product by a regulator, organized stock buyback, sale of a business unit, liquidation, product restructuring, emergence from bankruptcy, management change or some other significant development that is likely to have a material impact on the stock price of the issuer. With respect to this strategy, the Adviser may focus its analysis on the likelihood of the event(s) taking place, as well as on conducting fundamental bottom-up analysis on the subject company. To mitigate market risk associated with this strategy, the Fund may employ hedging strategies involving options, exchange-traded funds (“ETFs”) and short positions to reduce the Fund’s exposure to general market movements.

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Long/Short Equity. The Fund may take long positions in equity securities that the Adviser believes are undervalued and expected to appreciate and short positions in equity securities that the Adviser believes are overvalued and expected to decrease in value. The Adviser places emphasis on its analysis with respect to this strategy on an event or events that the Adviser expects to drive returns regardless of the expected direction of the broader equity market. An important part of this strategy also involves fundamental analysis, for which the Adviser utilizes in-depth research to determine a security’s perceived undervaluation or overvaluation. This fundamental analysis may include comparing certain statistics regarding the issuer (e.g., valuation) to the issuer’s peer companies, discounted cash flow analysis, management team analysis and balance sheet analysis. To mitigate market risk associated with this strategy, the Fund may employ hedging strategies involving options, ETFs and short positions to reduce the Fund’s exposure to general market movements. The Fund may also buy or write (sell) call or put options on equity securities or indices as part of this strategy.

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Capital Structure Arbitrage. The Fund may simultaneously purchase one security and sell short another security issued by the same company when the Adviser believes that various pricing inefficiencies between the securities exist. A common example of this strategy is the ownership of a bond and a simultaneous short position in another bond or stock of the same issuer. Another example may include the purchase of one class of common stock and the sale of a different class issued by the same company when the Adviser expects the pricing disparity between the two securities will converge. The Fund may also buy or write (sell) call or put options on equity securities as part of this strategy.

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High Dividend-Yielding Equities. The Fund may invest in companies that have historically issued high dividend payments to their shareholders or in companies that the Adviser expects will begin issuing such distributions. The Adviser will perform fundamental analysis on the subject company in determining the expected stability of such dividend payments.

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Distressed/High-Yield. The Fund may invest in, or sell short, the equity, fixed-income securities, syndicated bank debt or other obligations of companies where the price of such investments has been, or the Adviser expects will be, affected by a distressed situation (“Distressed Investments”). Such distressed companies may be the subject of reorganizations, bankruptcies, distressed sales or other corporate restructurings or adverse events. Fixed-income securities and other debt obligations (collectively, “Debt Obligations”) that are Distressed Investments may have varying maturities and durations and may have been rated below investment grade by a nationally recognized statistical ratings organization (“NRSRO”) (commonly referred to as “junk bonds” or “high-yield bonds”). Distressed Investments may be secured or unsecured, or have various rankings (such as senior or subordinate) to other Debt Obligations of the same issuer. The Fund may also invest in performing or stressed corporate debt bonds and loans with varying maturities that are either rated below investment grade or have received no rating.

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Buy-Write. The Fund may write (sell) call options on securities held by the Fund and receive a premium for writing (selling) such options. When the Fund writes (sells) call options on a security held by the Fund, the risks to the Fund of a decrease in the value of its long position are reduced, as is the Fund’s opportunity to benefit from further appreciation of the security’s price. The Fund may also “overwrite” certain positions, meaning that the Fund may write call or put options that are greater in share equivalency than the number of shares owned or sold short by the Fund. With respect to this strategy, the Adviser focuses its analysis on implied volatility, strike price, amount of premium, time to expiration of options and other factors, including without limitation the over- or undervaluation of the underlying security as determined by the Adviser.

The Adviser will allocate the Fund’s assets in U.S. and foreign (including emerging markets) equity securities and Debt Obligations, other investment companies (including ETFs) and derivative instruments. The Fund’s investments in foreign securities may include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). Depositary receipts may be purchased through facilities that are “sponsored” (established jointly by the issuer of the underlying security and a depositary) or “unsponsored” (established without participation by the issuer of the underlying security). Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

The Fund uses derivative instruments when the Adviser believes that doing so is more advantageous for the Fund than investing directly in the underlying securities described above. Derivative instruments used by the Fund include buying and writing (selling) options and entering into futures contracts, swap agreements and contracts for differences (“CFDs”) with respect to individual equity securities, securities indices or currencies.  Such derivatives may be used as a substitute for making direct investments in the underlying instruments or to reduce exposure to, or “hedge,” against market volatilities and other risks, such as currency fluctuations that may diminish the value of certain foreign investments. The Fund may invest up to 50% of its net assets in options on individual equity securities and securities indices, up to 45% of its net assets in swap agreements and up to 20% of its net assets in futures contracts.

The Adviser expects that derivatives used as a substitute for making direct investments in the underlying instruments will have similar economic characteristics to such underlying instruments. While the Adviser expects that the performance of such derivatives will be highly correlated with the performance of the underlying instruments, the performance of such derivatives may be affected by factors that do not affect the performance of the underlying instrument, such as transactional expenses.

The Adviser will select counterparties for the Fund’s transactions in swap agreements and CFDs based on the size of the counterparty and the volume of the counterparty’s transaction business. The Adviser monitors the Fund’s counterparty exposure and generally expects that the Fund will utilize a single counterparty for its swap agreements and CFD transactions.

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The Fund may invest both long and short in equity securities of companies with market capitalizations of any size, including securities of small or mid-sized companies.. Under normal circumstances, the Adviser expects that approximately 60% of the Fund’s net assets will be invested in equity and equity-linked securities including common stock, preferred stock, REITs and other investment companies (including ETFs) that invest in equity securities. Under normal circumstances, the Fund will invest no more than 80% of its total assets in short sales of individual equity securities and securities indices. The Fund may invest in securities denominated in U.S. dollars or foreign currencies (including that of issuers located in emerging markets). From time to time, the Fund may invest in excess of 60% of its net assets in Debt Obligations.

Derivatives and short sale transactions involve the use of leverage. Accordingly, the Fund will maintain long positions in securities available for collateral, consisting of cash, cash equivalents and other liquid securities, to comply with applicable legal and collateral requirements.

Macro Hedging Program. The Adviser may engage in macro hedging to dampen the effects of beta (general market movements) on the portfolio. This hedging program generally includes establishing a notional value of a hedge using ETFs and derivative instruments, such as options. The Adviser regards this as an important tool in staying invested. The Adviser expects that a macro hedging program will help to reduce the Fund’s volatility and losses during market downturns.

Principal Investment Risks. In addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The principal risks of investing in the Fund are:

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Borrowing Risk. If the Fund borrows money from banks or other financial institutions to purchase securities, the Fund’s exposure to fluctuations in the prices of these securities is increased in relation to the extent of its borrowing.

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Currency and Forward Currency Contracts Risk. While the Fund often makes an attempt to hedge currency risk, changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that foreign currency loses value because it is worth fewer U.S. dollars. The foreign currency exchange market can be highly volatile for a variety of reasons. For example, devaluation of a currency by a country’s government or banking authority will have a significant impact on the value of any investments denominated in that currency.

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Debt Obligations Risk. Debt Obligations may lose value because of interest rate changes. Debt Obligations with longer maturities are subject to greater price shifts as a result of interest rate changes than those with shorter maturities. Debt Obligations are also generally subject to credit risk that an issuer will not make timely payments of principal and interest. Limited trading opportunities for certain Debt Obligations may make it more difficult to sell or buy the security at a favorable price or time. Certain Debt Obligations, such as leveraged loans that hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future company debt or take other action detrimental to the holders of the Debt Obligations. Debt Obligations are also subject to the risk that the value of the collateral, if any, securing the Debt Obligation may decline, may be insufficient to meet the obligations of the borrower or be difficult to liquidate.

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Distressed and High-Yield Investments Risk. Distressed Investments, including high-yield bonds, are generally more likely to become worthless than investments linked to more financially stable companies. Distressed Investments are also subject to increased liquidity risk and changes in value based on fundamental considerations or public perception of the issuer. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Distressed companies are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment.

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Equity Securities Risk. Equity securities and equity-linked derivative instruments are susceptible to general equity market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change.

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ETF Risk. The market price of an ETF’s shares may trade at a discount to their net asset value and an active trading market for an ETF’s shares may not develop or be maintained. An ETF that tries to track an underlying index may not be successful at doing so.

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Event Risk. Investments in companies that the Adviser expects will be involved in a corporate event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance.

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Foreign and Emerging Market Securities Risk. Investments in foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including changes in unstable political, social and economic conditions, a lack of adequate or accurate issuer information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. These risks may be greater in emerging markets and less-developed countries.

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Futures Contract Risk. Investments in futures contracts involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. The market for futures contracts may be, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such futures contracts.

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General Market Risk. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of a security or other investment may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security or other investment to be worth less than the price originally paid for it, or less than it was worth at an earlier time. U.S. and international markets have experienced significant volatility in recent years. Recent political and economic events in Euro-zone countries in particular could have an adverse effect on the Fund’s investments in companies in this region. The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund. Regulatory, judicial and legislative changes made in response to these events have resulted in changes to the tax, banking and financial policies in the U.S. and elsewhere. Such changes may have adverse effects on financial markets in general, as well as investments made by the Fund.

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High Portfolio Turnover Rate Risk. A high portfolio turnover rate (100% or more) may result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover may result in the realization by the Fund, and the distribution to shareholders, of a greater amount of short-term capital gain (taxed at ordinary income rates) than if the Fund had a lower portfolio turnover rate.

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Liquidity Risk. During times of market stress, certain investments that were previously liquid may become illiquid for an unknown period of time. For Debt Obligations that have not received any credit ratings, have received ratings below investment grade or are not widely held, trading opportunities are more limited. Derivative instruments on such Debt Obligations may also be or become illiquid. Additionally, securities issued by smaller companies may be or become illiquid. Consequently, the Fund may have to accept a lower price to sell such investments, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. These features make it more difficult to sell or buy an investment at a favorable price or time.  Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out an investment contract when it wants to. If this happens, the Fund will be required to hold the security or keep the position open and it could incur losses, or, in certain circumstances, be unable to meet requests for redemptions on a timely basis.

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Management Risk. The Adviser’s investment strategies for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. Additionally, the Adviser has not previously managed a registered investment company.

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Market Dislocation Risk. Substantial dislocations caused by macro-economic or political events can cause severe and protracted disruption in the markets for virtually all securities in which the Fund invests. These circumstances can affect not only securities markets, but the financial institutions that provide liquidity to these markets. In the most severe situations, a Fund shareholder’s ability to redeem its shares of the Fund may be delayed.

•	New Fund Risk. There can be no assurance that the Fund will grow or maintain an economically viable size.

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Options Risk. Options and options on futures contracts are subject to the same risks as their underlying investments, but also may involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets. Option positions held may expire worthless, exposing the Fund to potentially significant losses.

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Other Investment Companies Risk. To the extent the Fund invests in the shares of other investment companies, you will indirectly bear fees and expenses charged by underlying investment companies in addition to the Fund’s direct fees and expenses. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in the underlying investment company shares.

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Short Sales Risk. Short-sale strategies are riskier than long investment strategies. The Fund could incur potentially unlimited losses. If the value of a security sold short increases, the Fund will incur a loss because it will have to purchase the security at a higher price.

•	Small and Mid-Sized Company Risk. Securities of small and mid-sized companies may be more volatile and less liquid than the securities of larger companies.

•	Swap Agreement Risk. A swap contract may not be assigned without the consent of the counterparty, which may result in losses in the event of a default or bankruptcy of the counterparty.

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Tax Risk. There is the risk that some Fund investment strategies, including transactions in options and futures contracts, may be subject to special and complex tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, convert long-term capital gain into short-term capital gain or convert short-term capital losses into long-term capital losses.

Performance
When the Fund has been in operation for a full calendar year, performance information will be shown in this Prospectus. Updated performance information will be available on the Fund’s website at www.loebkingfunds.com or by calling the Fund toll-free at the number on the cover of this Prospectus.

Fund Management
Carl M. Loeb Advisory Partners L.P., also known as Loeb King Capital Management, is the Fund’s investment adviser. The Fund’s portfolio managers have each managed the Fund since its inception in 2013 and are as follows:

Name	Title with the Adviser
Gideon King	Chief Investment Officer and Chief Executive Officer
Scott Williams, CFA	Director of US Arbitrage
Blaine Marder, CFA	Managing Director of Event Driven
Adam Weingarten	Director of Credit
Brian Anderson	Director of Non-US Arbitrage

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Purchase and Sale of Fund Shares
You may conduct transactions (share purchases or redemptions) via written request by mail (Loeb King Alternative Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transaction, or by contacting the Fund by telephone at 855-722-4550. Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. Minimum initial and subsequent investment amounts are shown below.

Share Purchase Amounts	Investor Class	Institutional Class
Minimum Initial Investment – Regular Accounts	$10,000	$1,000,000
Minimum Initial Investment – Retirement Accounts	$2,500	$1,000,000
Minimum Subsequent Investment – All Accounts	$500	$500
Automatic Investment Plan – Monthly Minimum	$100	$100

Tax Information
The Fund’s distributions will be taxed as ordinary income or long-term capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (“IRA”). You may be taxed later upon withdrawal of monies from such tax-deferred arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund shares through a broker-dealer, or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your adviser or visit your financial intermediary’s website for more information.

Additional Information about the Fund

Investment Objective
The Fund seeks positive absolute returns and income with lower volatility than global capital markets and traditional investment strategies. The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Principal Investment Strategies
To achieve the Fund’s investment objective, the Adviser utilizes a variety of alternative investment strategies, including but not limited to, merger arbitrage, event-driven value, long/short equity, capital structure arbitrage, high dividend-yielding equities, distressed/high-yield and buy-write trading (each described in more detail below).  The Adviser has the sole discretion for allocation of the Fund’s assets among various strategies. Below are additional details about how the Adviser intends to execute the strategies described under “Fund Summary – Principal Investment Strategies”:

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Merger Arbitrage. The Adviser seeks to identify companies that are the subject of various types of mergers or restructurings. The Adviser may seek to identify such mergers or restructurings that it believes other investment advisors are not focusing on. From time to time, the Adviser may focus the Fund’s investments in securities of small- and mid-sized companies involved in mergers or restructurings to identify arbitrage opportunities that are less crowded by other investment advisers. The Adviser believes that such transactions may offer the potential for greater arbitrage opportunities (e.g., wider spreads or discounts to fundamental value), greater understanding of the management structure of a given company or set of companies involved in a restructuring, greater upside potential, and other benefits. From time to time, the Adviser may focus the Fund’s investments in larger transactions to capitalize on pricing inefficiencies embedded in large restructurings.

In analyzing merger arbitrage opportunities, the Adviser conducts an analysis of the strategic rationale of the transaction for the target and acquiring companies. Additionally, the Adviser evaluates transactions involving hostile or activist investors by analyzing possible outcomes and their associated risks and rewards. The Adviser also considers whether the parties involved in a transaction will be successful at receiving sufficient financing for the transaction. The Adviser also conducts an analysis of the potential anti-trust implications of the transaction, which may affect the likelihood of the transaction closing in a timely manner. The Adviser will often take other potential regulatory impediments into consideration when analyzing the probability that a restructuring will be completed. The Adviser may also take into consideration the level of market risk embedded in a transaction; for example, the Adviser may give significant consideration to the effect that the declining stock price of an acquiring company will have on a successful shareholder vote in any given transaction.

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The Adviser performs quantitative analysis on transactions, which may include a determination of any accretion or dilution per share that arises when two companies combine, a determination of the appropriate hedge ratio (number of shares of the acquiring company to be shorted for every share purchased of the target company at differing points in time) and other determinations such as the percentage of a company’s stock purchased by the company through an organized buyback program.

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Event-Driven Value. The Fund may invest in securities the value of which is to some extent predicated on an event or series of events taking place. Such events may include the issuance of special dividends, conclusion of material litigation, approval or disapproval of a product by a regulator, organized stock buyback, sale of a business unit, liquidation, product restructuring, emergence from bankruptcy, management change or some other significant development that is likely to have a material impact on the stock price of the issuer. With respect to this strategy, the Adviser may focus its analysis on the likelihood of the event(s) taking place, as well as on conducting fundamental bottom-up analysis on the subject company. To mitigate market risk associated with this strategy, the Fund may employ hedging strategies involving options, ETFs and short positions to reduce the Fund’s exposure to general market movements. Event-driven value trading differs from long/short trading in that, with respect to event-driven value trading, the Adviser focuses more of its analytical attention on the probability of the occurrence of an event than in long/short trading.

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Long/Short Equity. The Adviser seeks to identify securities that it believes are under- or overvalued. One of the techniques that the Adviser uses in making this determination is the Adviser’s proprietary “Private Market Value Test.” As part of the Private Market Value Test, the Adviser evaluates issuers for, among other factors; (i) recurring, or the potential for recurring, free cash flow (generally calculated as earnings before interest, taxes, depreciation and amortization, less capital expenditures and adjusted for changes in working capital); (ii) latent and exploitable value that can be captured via legal action by company shareholders (including the Fund) or corporate finance transactions; (iii) free cash flow yield and the possibility for, and likelihood of, generating current income; (iv) attractiveness of the issuer’s absolute value (calculated based on discounted future free cash flows); and (v) sustainability of the issuer’s business model and the strength of its management team. The Long/Short Equity approach also involves the attempt to find investments the success of which depends in some measure on the outcome of certain events such as sales of units, recapitalizations, tender offers or auctions, management restructurings, litigation, and other special situations.

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Capital Structure Arbitrage. In identifying issuers the securities of which present an opportunity for capital structure arbitrage, the Adviser seeks to identify issuers with a fundamental and exploitable imbalance on their balance sheet. As part of the process for identifying such issuers, the Adviser may use a screening process to identify securities of the issuer that are mispriced. Capital structure arbitrage may include the simultaneous sale and purchase of different instruments of the same issuer. Short selling is an integral part of capital structure arbitrage and an analysis of potential restructuring options is an important part of assessing the potential risk and reward. With respect to the capital structure arbitrage strategy, the Adviser may seek to generate current income from interest payments on the Fund’s long position. However, returns from this strategy may be reduced by the cost of the short position, including borrowing costs and interest or dividends on the short position.

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High Dividend-Yielding Equities. In selecting securities for inclusion in the high dividend-yielding strategy portfolio, the Adviser considers a variety of criteria, including: (i) the history and perceived sustainability of the dividend distributions paid by the issuer; (ii) the strength of the issuer’s management team; (iii) an analysis of the issuer’s payout ratio (generally the ratio of dividends paid to company earnings); (iv) an analysis of the issuer’s capital expenditures relative to the company’s growth and/or stability; and (v) the strength of the company throughout a variety of economic cycles.

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Distressed/High-Yield Investing. The Adviser seeks to identify Distressed Investments linked to companies that may fit the Fund’s risk-return profile by evaluating several criteria, including: (i) an analysis of the risks pertinent to the process for alleviating the company’s distress; (ii) an analysis of the various claimants on a company’s assets including, but not limited to, creditors, pension funds, litigants and vendors; (iii) an analysis of bankruptcy or restructuring filings, agreements or other documents and related capital flows into different classes of securities. Distressed investing may include purchases of leveraged loans, trade claims, high-yield bonds, and other liquidation claims. Generally, the Adviser seeks to find companies with sound operating characteristics, but excessive leverage or structural issues that can be fixed or ameliorated through a restructuring process.

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Buy-Write. The Adviser may utilize a proprietary “Anchor Approach” in identifying securities suitable for the buy-write strategy. The Anchor Approach seeks to identify events or other catalysts that the Adviser believes will make a security a suitable candidate for the strategy. The Anchor Approach seeks to find securities on which to sell options, which securities are “range bound” in their trading because the market is anticipating certain events that are expected to keep the security in a given trading range. At other times, the Adviser will sell options on securities to hedge certain risks (such as general market risk) with respect to a security that the Adviser believes is attractive based on fundamental analysis. In writing options on a security, the Adviser will consider several elements, including a variety of strike prices, the implied volatility of an option and a fundamental analysis of the security underlying the option.

Depositary receipts may be purchased through facilities that are “sponsored” (established jointly by the issuer of the underlying security and a depositary) or “unsponsored” (established without participation by the issuer of the underlying security). Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities.

Temporary Defensive Positions. For temporary defensive purposes, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments or held as cash. These short-term debt securities and money market instruments include shares of corporate and government money market mutual funds and U.S. Government securities. Taking a temporary defensive position in cash or holding a large cash or cash equivalent position for an extended period of time may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

Macro Hedging Program. The Adviser may engage in macro hedging to dampen the effects of beta (general market movements) on the portfolio. This hedging program generally includes establishing a notional value of a hedge using ETFs and derivative instruments, such as options. The Adviser regards this as an important tool in staying invested. The Adviser expects that a macro hedging program will help to reduce the Fund’s volatility and losses during market downturns.

Principal Risks of Investing in the Fund
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested, and the amount of risk you are willing to take. Remember, in addition to possibly not achieving your investment goals, you could lose all or a portion of your investment in the Fund. The principal risks of investing in the Fund are:

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Borrowing Risk. Borrowing money to purchase securities can increase the investment returns of the Fund. However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of borrowing. Declines in the value of margin collateral employed in borrowing transactions could cause the lending party to sell such collateral at disadvantageous prices.

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Currency and Forward Currency Contracts Risk. If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

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Debt Obligations Risk. Debt Obligations held by the Fund are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, and liquidity risk, which are more fully described below.

Interest Rate Risk. Debt Obligations are subject to the risk that the securities could lose value because of interest rate changes. For example, bonds tend to decrease in value if interest rates rise. Debt Obligations with longer maturities sometimes offer higher yields, but are subject to greater price shifts as a result of interest rate changes than those with shorter maturities.

Call Risk. During periods of declining interest rates, a bond issuer may “call,” or repay, its high-yielding bonds before their maturity dates. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in its income.

Prepayment and Extension Risk. Many types of Debt Obligations are subject to prepayment risk. Prepayment occurs when the issuer of a Debt Obligation can repay principal prior to the Debt Obligation’s maturity. Debt Obligations subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a Debt Obligation can be difficult to predict and result in greater volatility. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower payment rates. This is known as extension risk and may increase the Fund’s sensitivity to rising rates and its potential for price declines.

Credit Risk. Debt Obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that Debt Obligations could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Lower rated Debt Obligations involve greater credit risk, including the possibility of default or bankruptcy.

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Distressed and High-Yield Investments Risk. Distressed Investments most commonly include corporate debt securities and other investments that the Advisor believes are currently undervalued, out-of-favor, have low credit ratings or are subject to bankruptcy, reorganization or other insolvency proceedings, or are affected by other adverse factors. The use of Distressed Investments strategies may include the purchase of bonds of companies with lower credit ratings and that have attractive risk/reward characteristics due to, among other things, an anticipation of an upgrade in the bond’s ratings, expectation that a company reorganization will provide greater value, or other positive business factors that are not yet reflected in their market value. Distressed Investments generally decline more significantly than other investments during market downturns.

Junk bonds generally pay higher rates of interest than higher-rated Debt Obligations; however, they are subject to a greater risk of loss of income and principal. High-yield Debt Obligations are subject to greater credit risk than higher-grade Debt Obligations and have a higher risk of default. Companies issuing high-yield Debt Obligations are more likely to experience financial difficulties that may lead to a weakened capacity to make principal and interest payments than issuers of higher grade securities. Issuers of high-yield Debt Obligations are often highly leveraged and are more vulnerable to changes in the economy, such as a recession or rising interest rates, which may affect their ability to meet their interest or principal payment obligations. High-yield Debt Obligations generally decline more significantly than other securities during market downturns. High-yield Debt Obligations may become illiquid during times of market stress, which may prevent the Fund from being able to liquidate certain investments for an unknown period of time or sell them at a favorable price.

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Equity Securities Risk. Equity securities and equity-linked derivatives instruments are susceptible to general equity market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Preferred stocks are subject to the risk that the dividend on the stock may be changed or omitted by the issuer, and that participation in the growth of an issuer may be limited. Equity securities issued by small or mid-cap companies can become illiquid during times of market stress, which may prevent the Fund from being able to liquidate certain investments for an unknown period of time or at unfavorable prices.

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ETF Risk. In addition to the risks of investing in an investment company, the price of an ETF can fluctuate within a wide range, and the Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. Additionally, the market price of the ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop or be maintained, and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large changes in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

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Event Risk. Investments in companies that the Adviser expects will be involved in a corporate event carry the risk that the expected event or transaction may not be completed or may be completed on less favorable terms than originally expected, which may lower the Fund’s performance. Additionally, an unexpected transaction may occur in place of the expected corporate event, which could adversely impact the value of the Fund’s investment and lower the Fund’s performance.

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Foreign and Emerging Market Securities Risk. Investments in foreign issuers involve risks not generally associated with investments in the securities of U.S. companies, including changes in unstable political, social and economic conditions, a lack of adequate or accurate issuer information, differences in the way securities markets operate, less secure international banks or securities depositories than those in the U.S. and foreign controls on investment. These risks may be greater in emerging markets and less-developed countries.

Foreign securities include ADRs, EDRs, GDRs, dollar-denominated foreign securities and securities purchased directly on foreign exchanges. ADRs, EDRs and GDRs are depositary receipts for foreign company stocks that are not themselves listed on a U.S. exchange, and are issued by a bank and held in trust at that bank, and that entitle the owner of such depositary receipts to any capital gains or dividends from the foreign company stocks underlying the depositary receipts. ADRs are U.S. dollar denominated. EDRs and GDRs are typically U.S. dollar denominated but may be denominated in a foreign currency. Foreign securities, including ADRs, EDRs and GDRs, may be subject to more risks than U.S. domestic investments. These additional risks may potentially include lower liquidity, greater price volatility and risks related to adverse political, regulatory, market or economic developments. Foreign companies also may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies.

In addition, amounts realized on sales of foreign securities may be subject to high and potentially confiscatory levels of foreign taxation and withholding when compared to comparable transactions in U.S. securities. The Fund will generally not be eligible to pass through to shareholders any U.S. federal income tax credits or deductions with respect to foreign taxes paid unless it meets certain requirements regarding the percentage of its total assets invested in foreign securities. Investments in foreign securities involve exposure to fluctuations in foreign currency exchange rates. Such fluctuations may reduce the value of the investment. Foreign investments are also subject to risks including potentially higher withholding and other taxes, trade settlement, custodial, and other operational risks and less stringent investor protection and disclosure standards in certain foreign markets. In addition, foreign markets can and often do perform differently from U.S. markets.

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Futures Contract Risk. Futures contracts are subject to the same risks as the underlying investments that they represent, but also may involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. If the Adviser incorrectly forecasts the value of investments in using a futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. The market for futures contracts may be, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such futures contracts.

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General Market Risk. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. The market value of a security or other investment may move up or down, sometimes rapidly and unpredictably. These fluctuations may cause a security or other investment to be worth less than the price originally paid for it, or less than it was worth at an earlier time. U.S. and international markets have experienced significant volatility in recent years. Recent political and economic events in Euro-zone countries in particular could have an adverse effect on the Fund’s investments in companies in this region. The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default, and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund. Regulatory, judicial and legislative changes made in response to these events have resulted in changes to the tax, banking and financial policies in the U.S. and elsewhere. Such changes may have adverse effects on financial markets in general, as well as investments made by the Fund.

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High Portfolio Turnover Rate Risk. The Fund’s investment strategy may result in high portfolio turnover rates. This could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 39.6%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses.

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Liquidity Risk. The Fund may not be able to sell a security or close out an investment contract at a favorable time. For example, trading opportunities are more limited for Debt Obligations that have not received any credit ratings, have received ratings below investment grade or are not widely held and certain derivative instruments. Other types of securities can experience liquidity risk as a result of significant events of an economic or political nature. Additionally, securities issued by smaller companies, including mid-cap, small-cap and micro-cap companies, may be or become illiquid. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on its performance. These features make it more difficult to sell or buy a security at a favorable price or time.  Infrequent trading of securities may also lead to an increase in their price volatility. If this happens, the Fund will be required to hold the security or keep the position open, and it could incur losses or be unable to redeem Fund shares in a timely fashion.

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Management Risk. The ability of the Fund to meet its investment objective is directly related to the Adviser’s investment strategies for the Fund. The value of your investment in the Fund may vary with the effectiveness of the Adviser’s research, analysis and asset allocation among portfolio securities.

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Market Dislocation Risk. Substantial dislocations caused by macro-economic or political events can cause severe and protracted disruption in the markets for virtually all securities in which the Fund invests. These circumstances can affect not only securities markets, but the financial institutions that provide liquidity to these markets. In the most severe situations, a Fund shareholder’s ability to redeem its shares of the Fund may be delayed.

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New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines it is in the best interest of shareholders. As a result, the timing of any Fund liquidation may not be favorable to certain individual shareholders.

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Options Risk. Options and options on futures contracts are subject to the same risks as the investments in which the Fund invests directly, but also may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying investments. Investments in options and options on futures involve additional costs, may be more volatile than other investments and may involve a small initial investment relative to the risk assumed. Option positions held may expire worthless, exposing the Fund to potentially significant losses. If the Adviser incorrectly forecasts the value of investments in using an option or futures contract, the Fund might have been in a better position if the Fund had not entered into the contract. In addition, the value of an option may not correlate perfectly to the underlying financial asset, index or other investment or overall securities markets. The market for options may be, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such options.

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Other Investment Companies Risk. Federal law generally prohibits a mutual fund from acquiring shares of an investment company if, immediately after such acquisition, the fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares. This prohibition may prevent the Fund from allocating its investments in an optimal manner. To the extent the Fund invests in the shares of other investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and, as a result, your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying fund shares.

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Short Sales Risk. The Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its portfolio manager believes possess volatility characteristics similar to those being hedged. The Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the portfolio manager’s view, the security is over-valued. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on the Fund’s portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in a theoretically unlimited loss. A short sale also involves the risk that the Fund will not be able to buy the security in order to cover the short position.  This, in turn, could expose the Fund to significant losses. No assurance can be given that securities necessary to cover the Fund’s short position will be available for purchase. The SEC and other U.S. and non-U.S. regulatory authorities have imposed, and may impose in the future, restrictions on short selling, either on a temporary or permanent basis. Such restrictions may include placing limitations on specific companies and/or industries with respect to which the Fund may enter into short positions, and may hinder the Fund in, or prevent it from, implementing its investment strategies, and may negatively affect performance.

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Small and Mid-Sized Company Risk. Investing in securities of small and mid-cap companies may involve greater volatility than investing in larger and more established companies because small and mid-cap companies can be subject to more abrupt or erratic share price changes than larger, more established companies. Small and mid-cap companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of those companies may have limited market liquidity in times of economic or market stress and their prices may be more volatile. In times of market stress, such liquidity risks may impede the Fund’s ability to sell these securities and redeem Fund shares in a timely fashion.

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Swap Agreements Risk. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year, and may not have liquidity beyond the counterparty to the agreement. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counterparty, and may result in losses in the event of a default or bankruptcy of the counterparty.

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Tax Risk. The Fund’s investments and investment strategies, specifically its investments in derivative instruments, may subject the Fund to special federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) accelerate income to the Fund; (iii) convert long-term capital gain taxed at lower rates into short-term capital gain or ordinary income taxed at higher rates; (iv) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (v) treat dividends that would otherwise constitute “qualified dividend” income as non-qualified dividend income; or (vii) create a risk that the Fund will fail the diversification and source of income requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), which could cause the Fund to fail to qualify for the tax treatment applicable to a regulated investment company.

Disclosure of Portfolio Holdings
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information (“SAI”).

Management of the Fund

The Adviser
The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Carl M. Loeb Advisory Partners L.P. (the “Adviser”), located at 125 Broad Street, New York, New York 10004. The Adviser is registered as an investment adviser with the SEC and has been managing the Fund since 2013. The Adviser and its affiliated companies (collectively, “Loeb King Capital Management”) have been managing a variety of pooled investment vehicles since 1988 and, as of April 1, 2013, collectively manage over $593 million in assets.  Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of the Fund’s portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Adviser for its services at the annual rate of 1.50% of its average daily net assets, payable on a monthly basis in arrears.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has contractually agreed to waive its fees or reimburse Fund expenses until at least December 31, 2014, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, taxes, acquired fund fees and expenses, distribution and/or service (12b-1) fees, borrowing costs, dividend and interest expenses on short positions, brokerage commissions, transaction costs and extraordinary expenses and inclusive of organizational expenses) will not exceed 1.99% of the Fund’s average daily net assets. Any waiver of advisory fees or reimbursement of Fund expenses by the Adviser may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses at the time of waiver. The Adviser is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Trust’s Board of Trustees.

A discussion regarding the basis of the Board of Trustees’ approval of the Advisory Agreement will be available in the Fund’s next semi-annual report to shareholders.

Portfolio Management
The following individuals are primarily responsible for the day-to-day management of the Fund. The Fund’s Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Gideon King has been employed by Loeb King Capital Management for approximately two decades and currently serves as Chief Executive Officer and Chief Investment Officer. Additionally, he is the Chairman of the Loeb King Capital Management’s Management Committee and serves on the Risk Working Group. Mr. King originally joined the predecessor to Loeb King Capital Management in 1993 in the Risk Arbitrage Department.

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Scott Williams, CFA, is the Director of US Arbitrage for Loeb King Capital Management, which he joined in 2012. Prior to joining Loeb King Capital Management, Mr. Williams was a Managing Director and Portfolio Manager/Analyst on Cantor Fitzgerald & Co.'s risk arbitrage/proprietary trading desk. Before joining Cantor Fitzgerald & Co. in 2010, Mr. Williams was an Executive Director and Portfolio Manager/Analyst on UBS Securities LLC's risk arbitrage/proprietary trading desk. Mr. Williams was with UBS Securities LLC from 2002 to 2010.  Mr. Williams began his career as an M&A attorney, practicing law as an Associate with King & Spalding.

Blaine Marder is the Managing Director of Event-Driven & Value investing at Loeb King Capital Management. Additionally, he serves as Portfolio Manager for the Loeb Asia Fund, a private investment company managed by an affiliate of the Adviser. Prior to joining Loeb King Capital Management in 2004, Mr. Marder was a Senior Analyst at Seminole Capital Partners in New York. Before joining Seminole Capital Partners, Mr. Marder was also a Managing Director at Iridian Asset Management in Connecticut.

Brian Anderson is the Director of Non-US Arbitrage and Special Situations at Loeb King Capital Management, which he joined in 1999. Prior to joining Loeb King Capital Management, Mr. Anderson was an Analyst at Twin Capital Management from 1997 to 1999.

Adam Weingarten is the Director of Credit investing at Loeb King Capital Management. Mr. Weingarten joined Loeb King Capital Management as a Research Analyst in 2011. Prior to joining Loeb King Capital Management, Mr. Weingarten was a High Yield Credit Research Analyst at Chapdelaine Credit Partners (CCP) from 2010 to 2011. Prior to CCP, Mr. Weingarten was an Investment Associate at Highstar Capital, an energy and infrastructure private equity firm, from 2006 to 2009.

Shareholder Information

You should always discuss the suitability of your investment with your broker-dealer or financial adviser.

Choosing a Share Class
The Fund offers Investor Class and Institutional Class shares in this Prospectus. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below.

Investor Class Shares. Investor Class shares of the Fund are offered for sale at net asset value (“NAV”) without a sales charge and are subject to a Rule 12b-1 distribution and service fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis. Because Rule 12b-1 distribution and service fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in Investor Class shares of the Fund.

Institutional Class Shares. Institutional Class shares are offered for sale at NAV without a sales charge and are not subject to a Rule 12b-1 distribution and service fee. Institutional Class shares are offered primarily to institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other distribution or service fees with respect to their customer’s investments in the Fund. Pension and profit sharing plans, employee trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for the Fund and do not require the Fund to pay a fee generally may purchase Institutional Class shares, subject to investment minimums.

Share Price
The price of the Fund’s shares is its NAV. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are generally valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading of the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days that the NYSE is closed for trading. Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

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Each security owned by the Fund that is listed on a securities exchange and actively traded is generally valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Portfolio securities listed on The NASDAQ Stock Market, LLC (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security will generally be valued at the mean between the bid and asked prices on such day. Shares of a registered open-end investment company (mutual fund) owned by the Fund are valued at the fund’s net asset value, and the prospectus for such fund explains the circumstances under which the fund will use fair value pricing and the effects of using fair value pricing.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.

In computing the NAV, the Fund generally values foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the close of regular trading of the NYSE. However, market prices for foreign securities may not be determined at the same time of day as the NAV for the Fund. Consequently, the value of some of the Fund's portfolio securities may change after the Fund’s NAV is calculated for a given day or on days when you may not be able to buy or sell Fund shares. Additionally, the occurrence of certain events after the close of foreign markets, but prior to the time the Fund’s NAV is calculated (such as a significant surge or decline in the U.S. or other markets) may cause the value of a foreign security at the time the Fund’s NAV is calculated to be different than the security’s latest closing price on the exchange on which it is traded. If events materially affecting the value of a security in the Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees.

Options contracts shall be valued: (a) at the last quoted sales price, or (b) if there is no such reported sale on the valuation date, long positions are valued at the most recent bid price, and short positions are valued at the most recent ask price.

Futures are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures position, in which case the Fund will not consider any difference between the eventual settlement price and the best available price used to be a basis for determining that an incorrect NAV calculation has occurred.

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Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the 30, 60, 90 and 180-day forward rates provided by an independent source.

Total return index swaps shall be valued based on the current index value as of the close of regular trading on the NYSE.

How to Purchase Shares
All purchase requests received in good order before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed on that same day. Purchase requests received after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. The Fund does not issue certificates representing Fund shares.

The Fund reserves the right to reject any purchase order if, in the Fund’s discretion, it is in its best interest to do so. For example, a purchase order may be refused if it appears so large that it would disrupt the management of the Fund. Purchases may also be rejected from persons believed to be “market-timers,” as described under “Tools to Combat Frequent Transactions,” below. A service fee, currently $25, as well as any loss sustained by the Fund, will be deducted from a shareholder’s account for any purchases that do not clear. The Fund and the Transfer Agent will not be responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. The Fund or U.S. Bancorp Fund Services, LLC (the “Transfer Agent”) must have received a completed account application (an “Account Application”) from you before you can place purchase orders. .

The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund to reject Account Applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any Account Application.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Waiving Your Initial Minimum Investment
The Fund reserves the right to waive the minimum initial investment or minimum subsequent investment amounts at its discretion. For example, the Fund may waive such amounts in circumstances such as the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.
•	Employees of the Adviser and its affiliates and their families.
•	Employee benefit plans sponsored by the Adviser.
•	Certain wrap programs offered by financial intermediaries.
•	Trustees of the Fund and their families.
•	Institutional clients of the Adviser.
Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of initial or subsequent investments.

The initial minimum investment for Institutional Class shares may also be waived for individual accounts of a financial intermediary, provided the aggregate value of such accounts invested in Institutional Class shares is at least $1 million or is anticipated by the Adviser to reach $1 million.

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Purchase Requests Must be Received in Good Order
The Fund may make arrangements with certain financial intermediaries (“Authorized Intermediary”) to receive purchase or redemption orders on its behalf. Your share price will be the applicable price next calculated after the Transfer Agent or your Authorized Intermediary receives your purchase request in good order. “Good order” means that your purchase request includes:

•	the name of the Fund;
•	the dollar amount of shares to be purchased;
•	your Account Application or investment stub; and
•	a check payable to “Loeb King Alternative Strategies Fund”.

The Fund reserves the right to change the requirements of “good order” at any time without notice.

Investing by Telephone
If you have completed the “Telephone Options - Purchase Authorization” section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at the number on the cover of this Prospectus. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. If your order is received prior to the close of the NYSE (generally 4:00 p.m., Eastern time), shares will be purchased in your account at the applicable price determined on the day your order is placed. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction.

Purchase by Mail
To purchase Fund shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to the Fund:

Regular Mail	Overnight or Express Mail
Loeb King Alternative Strategies Fund	Loeb King Alternative Strategies Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent. All purchase checks must be in U.S. dollars drawn on a domestic financial institution. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Fund is unable to accept post-dated checks, post-dated on-line bill pay checks, or any conditional order or payment.

Purchase by Wire
If you are making your first investment in the Fund, before you wire funds the Transfer Agent must have a completed Account Application. You can mail or use an overnight service to deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at the number on the cover of this Prospectus to advise them of the wire and to ensure proper credit upon receipt. Your bank must include the name of the Fund, your name and your account number so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	Loeb King Alternative Strategies Fund—(Class Name)
(Shareholder Name/Account Registration)
(Shareholder Account Number)

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Wired funds must be received prior to the close of the NYSE (generally 4:00 p.m., Eastern time) to be eligible for same day pricing. The Fund and U.S. Bank, N.A., the Fund’s custodian, are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments
The minimum subsequent investment amount in either share class of the Fund is $500 except for participants in an Automatic Investment Plan (“AIP”) as described below. Shareholders will be given at least 30 days’ written notice of any increase in the minimum dollar amount of subsequent investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire. You must call to notify the Fund at 1-855-55-ALT-MF before wiring. An investment stub, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan
For your convenience, the Fund offers an AIP, under which, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking or savings account any amount of at least $100 that you wish to invest, on a monthly basis. In order to participate in the AIP, your bank must be a member of the ACH network. If you wish to enroll in the AIP, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the AIP at any time by notifying the Transfer Agent five days prior to the effective date. A fee will be charged if your bank does not honor the AIP draft for any reason.

Purchasing Shares Through a Financial Intermediary
Investors may be charged a fee if they effect transactions through a financial intermediary. If you are purchasing shares through a financial intermediary, you must follow the procedures established by your financial intermediary. Your financial intermediary is responsible for sending your purchase order and wiring payment to the Transfer Agent. Your financial intermediary holds the shares in your name and receives all confirmations of purchases and sales. Financial intermediaries placing orders for themselves or on behalf of their customers should call the Fund toll free at the number on the cover of this Prospectus, or follow the instructions listed in the sections above entitled “Investing by Telephone,” “Purchase by Mail” and “Purchase by Wire.”

If you place an order for the Fund’s shares through a financial intermediary in accordance with such financial intermediary’s procedures, and such financial intermediary then transmits your order to the Transfer Agent in accordance with the Transfer Agent’s instructions, your purchase will be processed at the applicable price next calculated after the Transfer Agent receives your order. The financial intermediary must promise to send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s procedures. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial intermediary will be held liable for any resulting fees or losses.

In the case of Authorized Intermediaries that have made satisfactory payment or redemption arrangements with the Fund, orders will be processed at the applicable price next calculated after receipt by the Authorized Intermediary, consistent with applicable laws and regulations. Financial intermediaries, including Authorized Intermediaries, may set cut-off times for the receipt of orders that are earlier than the cut-off times established by the Fund. For more information about your financial intermediary’s rules and procedures, and whether your financial intermediary is an Authorized Intermediary, you should contact your financial intermediary directly.

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Anti-Money Laundering Program
The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”) and related anti-money laundering laws and regulations. To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s Chief Compliance Officer has been designated as the Trust’s Anti-Money Laundering Compliance Officer. To ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	full name;
•	date of birth (individuals only);
•	Social Security or taxpayer identification number; and
•	permanent street address (a P.O. Box number alone is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation. Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at the number on the cover of this Prospectus.

How to Redeem Shares
In general, requests to sell or “redeem” shares may be placed directly with the Fund or through an Authorized Intermediary. However, if you originally purchased your shares through an Authorized Intermediary, your redemption request must be placed with the same Authorized Intermediary in accordance with the procedures established by that Authorized Intermediary. Your Authorized Intermediary is responsible for sending your request to the Transfer Agent and for crediting your account with the proceeds. You may redeem all or part of your investment in the Fund’s shares on any business day that the Fund calculates its NAV. To redeem shares directly with the Fund, you must contact the Fund either by mail or by phone to place a redemption request. Your redemption request must be received in good order (as discussed under “Payment of Redemption Proceeds,” below) prior to the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) by the Transfer Agent or by your Authorized Intermediary in order to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders that hold their shares in an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds
You may redeem your Fund shares at a price equal to the NAV per share next determined after the Transfer Agent or your Authorized Intermediary receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received by the Fund in good order before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day.

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A redemption request will be deemed in “good order” if it includes:

•	the shareholder’s name;
•	the name of the Fund;
•	the class of shares;
•	the account number;
•	the share or dollar amount to be redeemed; and
•	signatures by all shareholders on the account and signature guarantee(s), if applicable.

The Fund reserves the right to change the requirements of “good order” at any time without notice.

You may have a check sent to the address of record, proceeds may be wired to your pre-established bank account or proceeds may be sent via electronic funds transfer through the ACH network using the bank instructions previously established for your account. Redemption proceeds will typically be sent on the business day following your redemption. Wires are subject to a $15 fee. There is no charge to have proceeds sent via ACH; however, funds are typically credited to your bank within two to three days after redemption. In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 12 calendar days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders. Your ability to redeem shares online or by telephone may be delayed or restricted after you change your address online or by telephone. You may change your address at any time by a written request, addressed to the Transfer Agent. Confirmations of an address changes will be sent to both your old and new address.

Redemption proceeds will be sent to the address of record. The Fund is not responsible for interest lost on redemption amounts due to lost or misdirected mail.

Signature Guarantees
The Transfer Agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. A signature guarantee of each owner is required in the following situations:

•	if ownership is being changed on your account;
•	when redemption proceeds are payable or sent to any person, address or bank account not on record; and
•	if a change of address request has been received by the Transfer Agent within the last 15 days.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee or other acceptable signature verification in other instances based on the circumstances relative to the particular situation.

Redemption by Mail
You can execute most redemptions by furnishing an unconditional written request to the Fund to redeem your shares at the current NAV per share. Redemption requests in writing should be sent to the Transfer Agent at:

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Regular Mail	Overnight or Express Mail
Loeb King Alternative Strategies Fund	Loeb King Alternative Strategies Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent.

Wire Redemption
Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a fee, currently $15, per wire redemption against your account on dollar specific trades, and from proceeds on complete redemptions and share-specific trades.

Telephone Redemption
If you have been authorized to perform telephone transactions (either by completing the required portion of your Account Application or by subsequent arrangement in writing with the Fund), you may redeem shares, in any amount, by instructing the Fund by telephone at the number on the cover of this Prospectus. A signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source may be required of all shareholders in order to qualify for or to change telephone redemption privileges on an existing account. Telephone redemptions will not be made if you have notified the Transfer Agent of a change of address within 15 days before the redemption request. If you hold your shares in a retirement account, you may not redeem shares by telephone. During periods of high market activity, shareholders may encounter higher than usual call waiting times. Please allow sufficient time to place your telephone transaction. The Fund is not responsible for delays due to communication or transmission outages or failures.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

•	your Fund account number;
•	the name in which your account is registered; or
•	the Social Security or taxpayer identification number under which the account is registered.

Systematic Withdrawal Program
The Fund offers a Systematic Withdrawal Program (“SWP”) whereby shareholders or their representatives may request that a redemption of a specific dollar amount be sent to them each month, calendar quarter or annually. Investors may choose to have a check sent to the address of record, or proceeds may be sent to a pre-designated bank account via the ACH network. To start this program, your account must have Fund shares with a value of at least $10,000, and the minimum SWP redemption amount is $100. This program may be terminated or modified by the Fund at any time. Any request to change or terminate your SWP should be communicated in writing or by telephone to the Transfer Agent no later than five days before the next scheduled withdrawal. A withdrawal under the SWP involves redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the amounts credited to your account, the account ultimately may be depleted. To establish the SWP, complete the SWP section of the Account Application. Please call the number on the cover of this Prospectus for additional information regarding the SWP.

The Fund’s Right to Redeem an Account
The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $2,500, other than as a result of a decline in the NAV of the Fund or for market reasons. The Fund will provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

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Other Fund Policies

Telephone Transactions. If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete and shareholders may encounter higher than usual call waiting times. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed previously in the “How to Purchase Shares” section.

Redemption In-Kind. The Fund generally pays redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) with the SEC, under which the Trust has reserved the right to satisfy redemption requests in-kind under certain circumstances, meaning that redemption proceeds are paid in marketable securities with a market value equal to the redemption price. Such redemptions in-kind are taxed in the same manner as redemptions paid in cash.

Policies of Other Financial Intermediaries. An Authorized Intermediary or its designee may establish policies that differ from those of the Fund. For example, the institution may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Please contact your Authorized Intermediary for details.

The Trust retains the right to close the Fund (or partially close the Fund) to new purchases if it is determined to be in the best interest of shareholders. Based on market and Fund conditions, the Trust may decide to close the Fund to new investors, all investors or certain classes of investors (such as fund supermarkets) at any time. If the Fund is closed to new purchases it will continue to honor redemption requests, unless the right to redeem shares has been temporarily suspended as permitted by federal law.

Householding. In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. If you would like to discontinue householding for your accounts, please call the number on the cover of this Prospectus to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Inactive Accounts. Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Fund is unable to locate the investor, then it will determine whether the investor’s account can legally be considered abandoned. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions may disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. The Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps include, among other things, monitoring trading activity and using fair value pricing. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Fund seeks to exercise its judgment in implementing these tools to the best of its abilities in a manner that it believes is consistent with shareholder interests. Except as noted herein, the Fund applies all restrictions uniformly in all applicable cases.

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Monitoring Trading Practices. The Fund monitors selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, the Fund believes that a shareholder has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Fund seeks to act in a manner that it believes is consistent with the best interests of its shareholders. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Fair Value Pricing. The Fund employs fair value pricing selectively to ensure greater accuracy in its daily NAVs and to prevent dilution by frequent traders or market timers who seek to take advantage of temporary market anomalies. More detailed information regarding fair value pricing can be found in this Prospectus under the heading entitled “Share Price.”

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In particular, since the Fund receives purchase and sale orders through Authorized Intermediaries that use group or omnibus accounts, the Fund cannot always detect frequent trading. However, the Fund will work with Authorized Intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. In this regard, the Fund has entered into information sharing agreements with Authorized Intermediaries pursuant to which these intermediaries are required to provide to the Fund, at the Fund’s request, certain information relating to their customers investing in the Fund through non-disclosed or omnibus accounts. The Fund will use this information to attempt to identify abusive trading practices. Authorized Intermediaries are contractually required to follow any instructions from the Fund to restrict or prohibit future purchases from shareholders that are found to have engaged in abusive trading in violation of the Fund’s policies. However, the Fund cannot guarantee the accuracy of the information provided to it from Authorized Intermediaries and cannot ensure that they will always be able to detect abusive trading practices that occur through non-disclosed and omnibus accounts. As a result, the Fund’s ability to monitor and discourage abusive trading practices in non-disclosed and omnibus accounts may be limited.

Distribution of Fund Shares

The Distributor
Quasar Distributors, LLC (the “Distributor”) is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. Shares of the Fund are offered on a continuous basis.

Rule 12b-1 Distribution and Shareholder Servicing Plan
The Fund has adopted a Distribution and Shareholder Servicing Plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay the Distributor a fee for the sale and distribution of the Fund’s Investor Class shares and services it provides to Investor Class shareholders. The maximum amount of the fee authorized is an annual rate of 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Because the fees are paid out of the Fund’s assets attributable to Investor Class shares on an on-going basis, over time these fees will increase the cost of your investment in Investor Class shares of the Fund.

Payments to Financial Intermediaries
The Fund may pay service fees to intermediaries, such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

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The Adviser, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. These payments and compensation are in addition to service fees paid by the Fund, if any. Payments are generally made to intermediaries that provide shareholder servicing, marketing support or access to sales meetings, sales representatives and management representatives of the intermediary. Compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list or in other sales programs. Compensation may be paid as an expense reimbursement in cases in which the intermediary provides shareholder services to the Fund. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Distributions
The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at another time during the year. All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive distributions of net capital gains in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request. If you elect to receive distributions in cash and the U.S. Postal Service is unable to deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV per share and to reinvest all subsequent distributions.

Tax Consequences
Distributions of the Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gains and net gains from foreign currency transactions), if any, are generally taxable to the Fund’s shareholders as ordinary income. For non-corporate shareholders, to the extent that the Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced rate of federal income tax applicable to net long-term capital gain, if certain holding period requirements have been satisfied by the shareholder and the Fund. To the extent the Fund’s distributions of investment company taxable income are attributable to net short-term capital gains, such distributions will be treated as ordinary income (currently at a maximum rate of 39.6%) for the purposes of income tax reporting and cannot be used to offset a shareholder’s capital losses from other investments. Distributions of net capital gain (net long-term capital gains less net short-term capital losses) are generally taxable as long-term capital gains (currently at a maximum rate of 20%) regardless of the length of time that a shareholder has owned Fund shares.

You will be taxed in the same manner whether you receive your distributions (whether of investment company taxable income or net capital gain) in cash or reinvest them in additional Fund shares. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31.

In addition to the federal income tax, individuals, trusts and estates are subject to a Medicare tax of 3.8 percent imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund anticipates that it will distribute income that will be includable in a shareholder’s investment income for purposes of this Medicare tax.

Shareholders who sell or redeem shares generally will have a capital gain or loss from the sale or redemption. The amount of the gain or loss and the applicable rate of federal income tax will depend generally upon the amount paid for the shares, the amount received from the sale or redemption (including redemptions in-kind) and how long the shares were held by a shareholder. Gain or loss realized upon a sale or redemption of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if held for one year or less, as short-term capital gain or loss. Any loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. If you purchase Fund shares within 30 days before or after selling, exchanging or redeeming other Fund shares at a loss, all or part of that loss will not be deductible and will instead increase the basis of the newly-purchased shares.

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The Fund is required to report to you and the IRS the cost basis of Fund shares when you redeem such shares. The Fund will determine cost basis using the average cost method unless you elect in writing (and not over the telephone) any alternate IRS-approved cost basis method. Please see the SAI for more information regarding cost basis reporting.

The federal income tax status of all distributions made by the Fund for the preceding year will be annually reported to shareholders. Distributions by the Fund may also be subject to state and local taxes. Additional tax information may be found in the SAI.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

Because the Fund has recently commenced operations, there are no financial highlights available at this time.

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Privacy Notice

Rev. June 2013

FACTS	WHAT DOES THE LOEB KING ALTERNATIVE STRATEGIES FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■     Social Security number and wire transfer instructions
■     account transactions and transaction history
■     investment experience and purchase history
When you are no longer a customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call toll-free 855-722-4550 or go to www.loebkingfunds.com

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What we do
How does the Fund protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement with us to have access to customer information.

How does the Fund collect my personal information?	We collect your personal information, for example, when you ■ open an account or deposit money ■ direct us to buy securities or direct us to sell your securities ■ seek advice about your investments
Why can’t I limit all sharing?
Federal law gives you the right to limit only
■       sharing for affiliates’ everyday business purposes — information about your creditworthiness
■       affiliates from using your information to market to you
■       sharing for non-affiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.
Other important information
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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Loeb King Alternative Strategies Fund

Adviser	Carl M. Loeb Advisory Partners L.P. 125 Broad Street New York, New York 10004	Distributor	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Legal Counsel	Godfrey & Kahn, S.C. 780 North Water Street Milwaukee, Wisconsin 53202	Custodian	U.S. Bank, N.A. 1555 N. Rivercenter Dr. Milwaukee, Wisconsin 53212
Independent Registered Public Accountant	BBD, LLP 1835 Market Street, 26th Floor Philadelphia, Pennsylvania 19103	Transfer Agent, Fund Accountant and Fund Administrator	U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information
The SAI provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports will provide the most recent financial reports and portfolio listings. The annual reports will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the Fund’s prior fiscal period.

You can obtain a free copy of these documents (when they become available), request other information, or make general inquiries about the Fund by calling the Fund (toll-free) at the number on the cover of this Prospectus, by visiting the Fund’s website at www.loebkingfunds.com or by writing to:

Loeb King Alternative Strategies Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

You may review and obtain copies of the Fund's information at the SEC’s Public Reference Room in Washington, D.C. Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, U.S. Securities and Exchange Commission, Washington, D.C. 20549-1520.

(Investment Company Act File Number 811- 22852)

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The information in this Statement of Additional Information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Loeb King Alternative Strategies Fund
a series of Loeb King Trust

Investor Class: LKASX
Institutional Class: LKAIX

Statement of Additional Information

[           ], 2013

This Statement of Additional Information (“SAI”) provides general information about the Loeb King Alternative Strategies Fund (the “Fund”), a series of Loeb King Trust (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated [ ], 2013 (the “Prospectus”), as supplemented and amended from time to time, which is incorporated herein by reference. To obtain a copy of the Prospectus and/or the annual shareholder report when it becomes available, free of charge, please write the Fund at Loeb King Alternative Strategies Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701, call toll-free 855-722-4550, or visit the Fund’s website at www.loebkingfunds.com.

The Trust

The Trust is a Delaware statutory trust organized on May 22, 2013, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company. The Fund is one series, or mutual fund, formed by the Trust. The Fund is a diversified series and has its own investment objective and policies. As of the date of this SAI, the Fund is the only series of the Trust. The Trust may start additional series and offer shares of a new fund under the Trust at any time.

The Trust is authorized to issue an unlimited number of interests (or shares). Interests in the Fund are represented by shares of beneficial interest each with no par value. Each share of the Trust has equal voting rights and liquidation rights, and is voted in the aggregate and not by the series, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the “1940 Act”), or when the matters affect only the interest of a particular series. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any trustee when requested to do so in writing by shareholders holding 10% or more of the Trust’s outstanding shares.

Each share of a class of the Fund represents an equal proportionate interest with each other share of such class in the assets and liabilities belonging to the Fund and is entitled to such distributions out of the income belonging to the Fund as are declared by the Board of Trustees. The Board of Trustees has the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interests in the assets belonging to that series and the rights of shares of any other series are in no way affected. Additionally, in case of any liquidation of a series, the holders of shares of the series being liquidated are entitled to receive a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of, the Board of Trustees on the basis of relative net assets, the number of shareholders or another equitable method. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The assets of the Fund received for the issue or sale of its shares, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, shall constitute the underlying assets of the Fund. In the event of the dissolution or liquidation of the Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Investment Policies, Strategies and Associated Risks

Diversification
The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest greater than 5% of its total assets in any one issuer and may not hold greater than 10% of the outstanding voting securities of one issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of a mutual fund’s holdings is measured at the time the fund purchases a security. However, if a fund purchases a security and holds it for a period of time, the security may become a larger percentage of the fund’s total assets due to movements in the financial markets. If the market affects several securities held by a fund, the fund may have a greater percentage of its assets invested in securities of fewer issuers. Because the Fund is diversified, the Fund is less subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities.

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General Market Risks
U.S. and international markets have experienced significant volatility in recent years. The securities markets have experienced reduced liquidity, price volatility, credit downgrades, increased likelihood of default and valuation difficulties, all of which may increase the risk of investing in securities held by the Fund.

Investment Strategies and Related Risks
There is no assurance that the Fund will achieve its investment objective. The following discussion supplements the description of the Fund’s investment objective and principal investment strategies set forth in the Prospectus. Except for the fundamental investment restrictions listed below (see “Investment Restrictions”), the Fund’s investment strategies and policies are not fundamental and may be changed by sole action of the Board of Trustees, without shareholder approval. While the Fund is permitted to hold securities and engage in various strategies as described hereafter, it is not obligated to do so, except as otherwise provided in the Prospectus. The Fund’s investment objective and strategies may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Whenever an investment policy or limitation states a maximum percentage of the Fund’s assets that may be invested in any security, or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing or illiquid securities, any subsequent change in values, net assets or other circumstances will not be considered when determining whether an investment complies with the Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by the Fund, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund will sell such investments as soon as practicable while trying to maximize the return to its shareholders.

Equity Securities
The Fund may invest in equity securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stocks. A common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

Convertible Securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock or other equity security at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common stock or other equity security will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices. Convertible securities are senior to common stock in an issuer’s capital structure, but are subordinated to any senior debt securities. Consequently, the issuer’s convertible securities generally may be viewed as having more risk than its senior debt securities but less risk than its common stock.

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DECS (“Dividend Enhanced Convertible Stock,” or “Debt Exchangeable for Common Stock” when-issued as a debt security) offer a substantial dividend advantage with the possibility of unlimited upside potential if the price of the underlying common stock exceeds a certain level. DECS convert to common stock at maturity. The amount received is dependent on the price of the common stock at the time of maturity. DECS contain two call options at different strike prices. The DECS participate with the common stock up to the first call price. They are effectively capped at that point unless the common stock rises above a second price point, at which time they participate with unlimited upside potential.

PERCS (“Preferred Equity Redeemable Stock,” convert into an equity issue that pays a high cash dividend, has a cap price and mandatory conversion to common stock at maturity) offer a substantial dividend advantage, but capital appreciation potential is limited to a predetermined level. PERCS are less risky and less volatile than the underlying common stock because their superior income mitigates declines when the common stock falls, while the cap price limits gains when the common stock rises.

Preferred Stocks. Preferred stocks pay fixed or floating dividends to investors and have “preference” over common stock in the payment of dividends and the liquidation of an issuer’s assets. This means that an issuer must pay dividends on preferred stocks before paying any dividends on its common stock. Some preferred stocks offer a fixed rate of return with no maturity date. Because those preferred stocks never mature, they trade like long-term bonds, can be more volatile than other types of preferred stocks and may have heightened sensitivity to changes in interest rates. Other preferred stocks have variable dividends, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process involving bids submitted by holders and prospective purchasers of such securities. Because preferred stocks represent an equity ownership interest in an issuer, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in an issuer’s financial condition or prospects or to fluctuations in the equity markets. Preferred stockholders usually have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

Rights and Warrants. The Fund may invest in rights and warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock and it is issued at a predetermined price in proportion to the number of shares already owned. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the current market. Warrants are options to purchase equity securities at a specific price for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Hence, warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The value of warrants is derived solely from capital appreciation of the underlying equity securities. Warrants differ from call options in that the underlying corporation issues warrants, whereas call options may be written by anyone.

An investment in rights and warrants may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, although their value is influenced by the value of the underlying security, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Small and Medium-Sized Companies. To the extent the Fund invests in the equity securities of small and medium-sized companies, it will be exposed to the risks of smaller sized companies. Small and medium-sized companies may have narrower markets for their goods and/or services and may have more limited managerial and financial resources than larger, more established companies. Furthermore, such companies may have limited product lines, services, markets, or financial resources or may be dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, do not have significant institutional ownership or are typically followed by fewer security analysts, there will normally be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Securities issued by small and medium-sized companies may become illiquid in times of market or company stress, hampering the ability of the Fund to sell shares in a timely fashion or on favorable terms.

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Real Estate Investment Trusts. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on the ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Investment Companies and Exchange-Traded Funds
The Fund may invest in shares of other investment companies, including money market mutual funds, other mutual funds or exchange-traded funds (“ETFs”). The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the 1940 Act. With certain exceptions, Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund (such limits do not apply to investments in money market funds). However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public offering price that includes a sales load of more than 1 1/2%. Rule 12d1-3 under the 1940 Act provides, however, that the Fund may rely on the Section 12(d)(1)(F) exemption and charge a sales load in excess of 1 ½ % provided the sales load and any service fee charged does not exceed limits set forth in applicable rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

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If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of the securities of the investment company. In addition, an investment company purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem more than 1% of such investment company’s total outstanding shares (including those owned by the Fund) in any period of less than thirty days. To the extent the Fund is unable to redeem such shares within 7 days of a redemption request, the shares will be deemed illiquid and subject to the limitation that the Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund will also bear its pro rata portion of the advisory and operational expenses incurred indirectly through its investments in other investment companies.

Exchange-Traded Funds. ETFs may be structured as open-end investment companies whose shares are listed on a national securities exchange. Such an ETF is similar to a traditional mutual fund, but trades at different prices during the day on a security exchange like a stock. Similar to investments in other investment companies discussed above, the Fund’s investments in such ETFs will involve duplication of advisory fees and other expenses since the Fund will be investing in another investment company. In addition, the Fund’s investment in such ETFs is also subject to its limitations on investments in investment companies discussed above. To the extent the Fund invests in ETFs which focus on a particular market segment or industry, the Fund will also be subject to the risks associated with investing in those sectors or industries. To the extent the Fund invests in inverse ETFs, such investments are subject to the risk that their performance will decline as the value of their benchmark indices rises. The shares of the ETFs in which the Fund will invest will be listed on a national securities exchange and the Fund will purchase or sell these shares on the secondary market at its current market price, which may be more or less than its net asset value (“NAV”) per share.

As a purchaser of ETF shares on the secondary market, the Fund will be subject to the market risk associated with owning any security whose value is based on market price. ETF shares historically have tended to trade at or near their NAV, but there is no guarantee that they will continue to do so. Unlike traditional mutual funds, shares of an ETF may be purchased and redeemed directly from the ETFs only in large blocks (typically 50,000 shares or more) and only through participating organizations that have entered into contractual agreements with the ETF. The Fund does not expect to enter into such agreements and therefore will not be able to purchase and redeem its ETF shares directly from the ETF.

Short Sales
The Fund may employ short selling as part of its principal investment strategies. The Adviser will make any such short sale with the intention of later closing out (or covering) the short position. At all times when the Fund does not own securities that are sold short, the Fund will segregate cash, cash equivalents and liquid securities equal in value on a daily marked-to-market basis to the securities sold short, as required by the 1940 Act.

Bonds, Debt and Fixed Income Obligations
The Fund may invest in fixed income securities and other debt obligations (collectively, “Debt Obligations”) of U.S. and foreign issuers, including bonds, loans, notes and debentures issued by corporations and U.S. or foreign governments. These Debt Obligations may pay fixed, variable, adjustable or floating rates of interest, and may include zero coupon obligations that do not pay interest until maturity.

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The Fund may invest in investment grade and non-investment grade Debt Obligations. Investment grade Debt Obligations have received a rating from Standard & Poor’s Ratings Service (“S&P”), or Moody’s Investors Service, Inc. (“Moody’s”) in one of the four highest rating categories or, if not rated, has been determined by the Adviser to be of comparable quality to such rated securities. Non-investment grade Debt Obligations (typically called “junk bonds” or “leveraged loans”) have received a rating from S&P or Moody’s of below investment grade, or has been given no rating and is determined by the Adviser to be of a quality below investment grade. There are no limitations on the maturity or duration of debt securities that may be purchased by the Fund. See Appendix A for descriptions of these rating categories.

Corporate Debt Obligations. Corporate Debt Obligations are fixed-income securities issued by businesses to finance their operations, although corporate Debt Obligations may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.

The broad category of corporate Debt Obligations includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate Debt Obligations may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate Debt Obligations have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate Debt Obligations carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate Debt Obligations that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality Debt Obligations. The credit risk of a particular issuer’s Debt Obligation may vary based on its priority for repayment. For example, higher ranking (senior) Debt Obligations have a higher priority than lower ranking (subordinated) Debt Obligations. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

High-Yield Debt Obligations. High-yield Debt Obligations, often referred to as “junk bonds” or “leveraged loans,” are Debt Obligations rated below investment grade that generally offer higher yields than other Debt Obligations. They can also carry a greater risk of default, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the Fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected by the default. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that adversely affects their ability to service their principal and interest payment obligations, to meet projected business goals or to obtain additional financing. Any of these factors could lead to a default.

The market prices of lower-grade Debt Obligations are generally less sensitive to interest rate changes than higher rated investments but are more sensitive to adverse economic or political conditions and negative, individual issuer developments. Lower-grade Debt Obligations may also have less liquid markets than higher rated Debt Obligations, and their liquidity may be more heavily impacted by adverse economic, political or issuer conditions. Such lower liquidity profile may hamper the ability of the Fund to liquidate such Debt Obligations in a timely fashion and on favorable terms. Negative publicity or investor perceptions, as well as new or proposed laws, may also have a significant impact on the market for these Debt Obligations.

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Credit quality of lower-grade Debt Obligations can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular higher yielding, high-risk Debt Obligation. For these reasons, the Adviser uses independent and ongoing review of credit quality in addition to the national rating organizations in selecting Debt Obligations for the Fund.

Unrated Debt Securities. Unrated Debt Obligations, while not necessarily lower in quality than rated Debt Obligations, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their Debt Obligations. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by the Adviser to determine whether to purchase unrated bonds for the Fund.

U.S. Government Obligations. The Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. As a result, there is a risk that these entities will default on a financial obligation. For instance, securities issued by the Government National Mortgage Association are supported by the full faith and credit of the U.S. Government. Securities issued by the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) are supported only by the discretionary authority of the U.S. Government. In September 2008, at the direction of the U.S. Treasury, FNMA and FHLMC were placed into conservatorship under the Federal Housing Finance Agency, a newly created independent regulator, and such organizations remain in conservatorship as of the date of this SAI. The U.S. government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful. Securities issued by the Student Loan Marketing Association are supported only by the credit of that agency.

Zero-Coupon Securities. The Fund may invest in zero-coupon bonds as part of its investment strategy, without limitation. Zero-coupon securities make no periodic interest payments but are sold at a deep discount to their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, the liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the holder may not receive any return on his or her investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other debt securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds that pay interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because they reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Fund to recognize income, and therefore the Fund may be required to make distributions to shareholders before the Fund receives any cash payments on its investment.

Bank Loan Risk
The Fund’s investments in secured and unsecured participations in bank loans and assignments of such loans may create substantial risk. In making investments in such loans, which banks or other financial intermediaries make to borrowers, the Fund will depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price could be adversely affected. The Fund may invest in loan participations that are rated by a NRSRO or are unrated, and may invest in loan participations of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which the Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Fund.

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Variable-, Adjustable- And Floating-Rate Securities
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Adjustments of interest rates of mortgages underlying adjustable rate mortgage-related securities (“ARMs”) usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-, adjustable-, or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.

Variable-, adjustable- and floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice; in other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics.

Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where the obligations are not secured by letters of credit or other credit support arrangements, the Fund’s right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

In addition, each variable-, adjustable- and floating-rate obligation must meet the credit quality requirements applicable to all the Fund’s investments at the time of purchase. When determining whether such an obligation meets the Fund’s credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

Distressed Investments Risk
The Fund’s investment in distressed securities may involve a substantial degree of risk. These instruments, which involve loans, loan participations, bonds, notes, non-performing and sub-performing mortgage loans typically are unrated, lower-rated, in default or close to default. Many of these instruments are not publicly traded, and may become illiquid. The prices of such instruments may be extremely volatile. Securities of distressed companies are generally more likely to become worthless than the securities of more financially stable companies. Valuing such instruments may be difficult, and the Fund may lose all of its investment, or it may be required to accept cash or securities with a value less than the Fund’s original investment. Issuers of distressed securities are typically in a weak financial condition and may default, in which case the Fund may lose its entire investment. The Fund may be unable to liquidate distressed investments in a timely fashion and on favorable terms.

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Options, Futures and Related Strategies

General. The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”), options on futures contracts and swap agreements (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. The Fund has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”). Therefore, neither the Fund nor the Adviser (with respect to the Fund) is subject to registration or regulation as a commodity pool or CPO under the CEA.

In addition to the instruments, strategies and risks described below and in the Prospectus, the Adviser may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Adviser may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

1.
Successful use of most Financial Instruments depends upon the Adviser’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Adviser may still not result in a successful transaction. The Adviser may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

2.
Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

3.
As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (e.g., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

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Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with an approved custodian, in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the NYSE and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option. This is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option. This is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Commodities, Currencies and Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

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The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500® Index, the NYSE Composite Index or the NYSE Arca Index or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Adviser are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that the Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund’s exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

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Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

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Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Swap Agreements
The Fund may enter into swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, if a swap is entered into on a net basis, if the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to a swap agreement entered into on a net basis will be accrued daily and an amount of cash or liquid asset having an aggregate NAV at least equal to the accrued excess will be maintained in an account with the Fund’s custodian that satisfies the 1940 Act. The Fund will also establish and maintain such accounts with respect to its total obligations under any swaps that are not entered into on a net basis. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Fund’s illiquid investment limitations. The Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

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The Fund may enter into a swap agreement in circumstances where the Adviser believes that it may be more cost effective or practical than buying the underlying securities or a futures contract or an option on such securities. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks represented in the index, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Credit Default Swaps
The Fund may enter into credit default swap agreements. The credit default swap agreement may have as a reference obligation one or more securities that are not currently held by the Fund. The buyer in a credit default swap agreement is obligated to pay the seller a periodic fee, typically expressed in basis points on the principal amount of the underlying obligation (the “notional” amount), over the term of the agreement in return for a contingent payment upon the occurrence of a credit event with respect to the underlying reference obligation. A credit event is typically a default, restructuring or bankruptcy.

The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the agreement, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the par value (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund may lose its investment and recover nothing. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. If the Fund is a buyer in a credit default swap agreement and no credit event occurs, then it will lose its investment. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

The Fund may also invest in credit default swap index products and in options on credit default swap index products. The individual credits underlying these credit default swap indices may be rated investment grade or non-investment grade. These instruments are designed to track representative segments of the credit default swap market and provide investors with exposure to specific “baskets” of issuers of bonds or loans. Such investments are subject to liquidity risks as well as other risks associated with investments in credit default swaps discussed above. The Fund reserves the right to invest in similar instruments that may become available in the future.

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Exchange Traded Notes (“ETNs”)
An ETN is a type of unsecured, unsubordinated debt security that differs from other types of bonds and notes because ETN returns are typically based upon the performance of a market index. ETNs are publically traded on a U.S. securities exchange. An ETN incurs certain expenses not incurred by its applicable index, and an investment in an ETN will bear its proportionate share of any fees and expenses borne by the ETN. The market value of an ETN share may differ from its NAV; the share may trade at a premium or discount to its NAV, which may be due to, among other things, differences in the supply and demand in the market for the share. Although an ETN is a debt security, it is unlike a typical bond, in that there are no periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged.

Foreign Investments and Currencies
The Fund may make investments in securities of non-U.S. issuers (“foreign securities”), including U.S. dollar-denominated securities, foreign securities and securities of companies incorporated outside the U.S.

Risks of Investing in Foreign Securities. Investments in foreign securities involve certain inherent risks, including the following:

Political and Economic Factors. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Currency Fluctuations. The Fund may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income. The value of the Fund’s assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

Market Characteristics. Foreign securities in which the Fund invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Fund’s foreign securities may be less liquid and more volatile than U.S. securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Fund assets may be released prior to receipt of payment or securities, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

Legal and Regulatory Matters. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available from issuers, than is available in the United States.

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Taxes. The interest and dividends payable on certain of the Fund’s foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to Fund shareholders.

Costs. To the extent that the Fund invests in foreign securities, its expense ratio is likely to be higher than those of investment companies investing only in domestic securities, since the cost of maintaining the custody of foreign securities is higher.

Emerging Markets. Some of the securities in which the Fund may invest may be located in developing or emerging markets, which entail additional risks, including less social, political and economic stability; smaller securities markets and lower trading volume, which may result in less liquidity and greater price volatility; national policies that may restrict the Fund’s investment opportunities, including restrictions on investments in issuers or industries, or expropriation or confiscation of assets or property; and less developed legal structures governing private or foreign investment.

In considering whether to invest in the securities of a foreign company, the Adviser may consider such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which the Fund will be invested in foreign companies and countries and depositary receipts will fluctuate from time to time, depending on the Adviser’s assessment of prevailing market, economic and other conditions.

Forward Currency Contracts
The Fund may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

Initial Public Offerings
The Fund may purchase shares in initial public offerings (“IPOs”). Because IPO shares frequently are volatile in price, the Fund may hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as brokerage commissions and transaction costs. By selling shares, the Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Investing in IPOs increases risk because IPO shares are frequently volatile in price. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Master Limited Partnerships
The Fund may invest in publicly traded master limited partnerships (“MLPs”) that are registered under the Securities Exchange Act of 1934, as amended, and listed on a major United States stock exchange, if the issuer meets the Fund’s investment criteria. MLPs are businesses organized as limited partnerships which trade their proportionate shares of the partnership (units) on a public exchange. MLPs are required to pay out most or all of their cash flow in distributions. This pass through creates passive income or losses, along with dividend and investment income. The MLPs the Fund may purchase are comprised of a general partner (the “GP”) and multiple limited partners (the “LP Holders”). The GP is responsible for the operations and the maintenance of the partnership’s businesses, while the LP Holders assume economic risk up to their level of investment. Typically, the GP has a 1% to 2% investment in the MLP, but can extract a higher percentage of the partnership’s profits as the MLP’s distributions increase. This serves as an incentive to the GP to grow the partnership’s distributions.

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Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

Mortgage-Backed Securities and Asset-Backed Securities
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations (“CMOs”). Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association (“GNMA”), commonly known as “Ginnie Mae,” Federal National Mortgage Association (“FNMA”), commonly known as “Fannie Mae,” Federal Home Loan Mortgage Corporation (“FHLMC”), commonly known as “Freddie Mae,” or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, “private lenders”).

Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. Until recently, FNMA and FHLMC were government-sponsored corporations owned entirely by private stockholders. In September 2008, at the direction of the U.S. Department of the Treasury, FNMA and FHLMC were placed into conservatorship under the FHFA. The U.S. government also took steps to provide additional financial support to FNMA and FHLMC. No assurance can be given that the U.S. Treasury initiatives with respect to FNMA and FHLMC will be successful.

Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk and bankruptcy of the originator or any other affiliated entities and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, over-collateralization and guarantees by third parties.

The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- or asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed debt obligations differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed debt obligations, usually monthly, and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if these debt obligations or securities are purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if these debt obligations or securities are purchased at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Mortgage-backed securities available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on debt obligations or securities purchased at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

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While asset-backed securities may be issued with only one class of security, many asset-backed securities are issued in more than one class, each with different payment terms. Mortgage-backed securities may be issued with either a single class of security or multiple classes, which are commonly referred to as a CMO. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing selective credit support. This is accomplished typically through creation of one or more classes whose right to payments on the asset-backed security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates or other characteristics differing both from those of each other and from those of the underlying assets. Examples include separate trading of registered interest and principal of securities (“STRIPS”) (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-asset-backed securities, such as floating interest rates (i.e., interest rates that adjust as a specified benchmark changes) or scheduled amortization of principal.

The Fund may invest in stripped mortgage-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets, including interest-only (“IO”) and principal-only (“PO”) securities. IO and PO mortgage-backed securities may be illiquid. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage-backed securities, and in some cases such market value may be extremely volatile.

Mortgage- and asset-backed securities, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such mortgage- and asset-backed securities if such investment is otherwise consistent with its investment objective and policies and with the investment restrictions of the Fund.

If the Fund purchases mortgage- or asset-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may substantially limit the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so called “subprime” mortgages. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination, and the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. Government policy that would encourage principal forgiveness or encourage refinancing of mortgages could have a negative impact on certain mortgage-backed securities.

Private Placements and Restricted Securities
The Fund may invest in restricted securities (securities with limited transferability under the securities laws) acquired from the issuer in “private placement” transactions. Private placement securities are not registered under the Securities Act of 1933, as amended (the “Securities Act”), and are subject to restrictions on resale. They are eligible for sale only to certain qualified institutional buyers, like the Fund, and are not sold on a trading market or exchange. While private placement securities offer attractive investment opportunities otherwise not available on an open market, because such securities are available to few buyers, they are often both difficult to sell and to value. Certain of the Fund’s investments may be placed in smaller, less seasoned, issuers that present a greater risk due to limited product lines and/or financial resources. The issuer of privately placed securities may not be subject to the disclosure and other investor protection requirements of a public trade. Additionally, the Fund could obtain material non-public information from the issuer of such securities that would restrict the Fund’s ability to conduct portfolio transactions.

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Privately placed securities can usually only be resold to other qualified institutional buyers, or in a private transaction, or to a limited number of purchasers, or in a limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration. The Fund may incur more cost in the disposition of such securities because of the time and legal expense required to negotiate a private placement. Because of the limited market, the Fund may find it difficult to sell the securities when it finds it advisable to do so and, to the extent such securities are sold in private negotiations, they may be sold for less than the price for which they were purchased or less than their fair market value.

Privately placed securities cannot be resold to the public unless they have been registered under the Securities Act or pursuant to an exemption, such as Rule 144A. Although securities which may be resold only to “qualified institutional buyers” in accordance with the provisions of Rule 144A under the Securities Act are technically considered “restricted securities,” the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the “Illiquid Securities” section, provided that a determination is made that such securities have a readily available trading market. The Fund may also purchase certain commercial paper issued in reliance on the exemption from regulations in Section 4(2) of the Securities Act (“4(2) Paper”). The Adviser will determine the liquidity of Rule 144A securities and 4(2) Paper under the supervision of the Board of Trustees. The liquidity of Rule 144A securities and 4(2) Paper will be monitored by the Adviser, and if as a result of changed conditions it is determined that a Rule 144A security or 4(2) Paper is no longer liquid, the Fund’s holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

Synthetic Instruments
The Fund may invest in synthetic instruments, which are investments that have characteristics similar to the Fund’s direct investments, and may include equity swaps, equity linked notes, structured products and contracts for differences (“CFDs”). An equity-linked note is a note whose performance is tied to a single stock or a basket of stocks. Upon the maturity of the note, generally the holder receives a return of principal based on the capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. Equity-linked notes will be considered equity securities for purposes of the Fund’s investment objective and strategies. The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying security. Such notes therefore may be considered to have speculative elements. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which may be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note.

Equity-linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent on the ability of the Fund’s portfolio managers to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying linked securities. Depending upon the law of the jurisdiction in which an issuer is organized and the note is issued, in the event of default, the Fund may incur additional expenses in seeking recovery under an equity-linked note, and may have more limited methods of legal recourse in attempting to do so.

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As with any investment, the Fund can lose the entire amount it has invested in an equity-linked note. The secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value the equity-linked note in its portfolio, and may make disposal of such securities more difficult for the Fund.

CFDs are swap arrangements in which the parties agree that their return (or loss) will be based on the performance of a stock or fixed-income instrument including appreciation/depreciation of the security, interest or dividends and minus financing costs and other fees. The Fund will enter into a CFD with a counterparty under which the Fund will take either long or short exposure to a specific security, group or “basket” of securities or securities index. The counterparty will pass through the economics to the Fund; the counterparty may hedge this exposure by either selling or buying the reference security in its own name. For example, if the Fund desires to initiate a CFD referencing a particular security, and the underlying security appreciates, the counterparty will pay the Fund the amount of such appreciation, plus dividends accrued or paid and minus a financing rate on the market value of the securities subject to the CFD (also known as the “Notional Amount”). If the underlying security depreciates, the Fund will suffer the loss associated with such decline, minus interest or dividends passed through to the Fund from the counterparty, plus financing costs. The counterparty will generally require the Fund to post and maintain collateral in order to initiate and maintain the CFD.  Should a stock or bond depreciate substantially, the Fund may be required to post additional collateral.

The Fund’s use of synthetic instruments will generally be for the purpose of gaining exposure to specific markets or securities. The principal risk of investments in synthetic instruments is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some synthetic instruments are more sensitive to interest rate changes and market price fluctuations than others. While the Fund may invest in synthetic instruments, the Fund is restricted to investing no more than 15% of its total assets in securities (of any type) that are illiquid: that is, not readily marketable.

When-Issued Securities
The Fund may purchase securities on a when-issued basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date, and permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates or market action. No income accrues to the purchaser of a security on a when-issued basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable.

When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered advantageous. When-issued securities transactions will not be considered to constitute the issuance, by the Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund maintains an offsetting financial position; segregates liquid assets equal in value on a daily marked-to-market basis to the Fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance. The Fund may have to buy or sell a security at a disadvantageous time or price to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.

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Securities Lending
The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of the Fund’s total net assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether or not to lend a security to a particular broker, dealer or financial institution, the Adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer or financial institution. Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Fund may receive as collateral will not become part of the Fund’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund is permitted to invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. Any fee income received from a borrower in lieu of a dividend payment on a borrowed security will not constitute “qualified dividend” income for federal income tax purposes, which is currently eligible for the reduced rate of taxation applicable to long-term capital gains. The Fund will be responsible for the risks associated with the investment of the cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. While the Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

Borrowing
The Fund may borrow to increase its portfolio holdings of securities. The Fund will limit its borrowing to an amount not to exceed one-third of its total assets. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes as described below) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The Fund may also be deemed to be borrowing when entering into certain derivative transactions such as certain options, forwards or swap transactions. This type of borrowing is generally referred to as economic leverage.

The use of borrowing by the Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of the Fund’s assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund’s agreement with its lender, the asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest which the Fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs which will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of the Fund compared with what it would have been without leverage.

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Illiquid Securities
The Fund is limited by its restrictions to investing only up to 15% of its net assets in securities that are illiquid at the time of purchase, which means that there may be legal or contractual restrictions on their disposition, or that there are no readily available market quotations for such a security. Illiquid securities present the risks that the Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are generally no restrictions on the Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act will be considered liquid if determined to be so under procedures adopted by the Board of Trustees. The Adviser is responsible for making the determination as to the liquidity of restricted securities (pursuant to the procedures adopted by the Board of Trustees).

The Fund will determine a security to be illiquid if it cannot be sold or disposed of in the ordinary course of business within seven days at the value at which the Fund has valued the security. Factors considered in determining whether a security is illiquid may include, but are not limited to: the frequency of trades and quotes for the security; the number of dealers willing to purchase and sell the security and the number of potential purchasers; the number of dealers who undertake to make a market in the security; the nature of the security, including whether it is registered or unregistered, and the market place; whether the security has been rated by a nationally recognized statistical rating organization (“NRSRO”); the period of time remaining until the maturity of a debt instrument or until the principal amount of a demand instrument can be recovered through demand; the nature of any restrictions on resale; and with respect to municipal lease obligations and certificates of participation, there is reasonable assurance that the obligation will remain liquid throughout the time the obligation is held and, if unrated, an analysis similar to that which would be performed by an NRSRO is performed. If a restricted security is determined to be liquid, it will not be included within the category of illiquid securities, which may not exceed 15% of the Fund’s net assets. Investing in Rule 144A securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that the Fund, at a particular point in time may be unable to find qualified institutional buyers interested in purchasing the securities. The Fund is permitted to sell restricted securities to qualified institutional buyers. Certain securities not deemed illiquid by the Fund at the time of purchase may become illiquid if a severe sudden market shock occurs, potentially hampering the Fund’s ability to sell in a timely fashion or on favorable terms. In the event that a sudden market shock affects enough securities in the Fund’s portfolio, this may cause a delay in the Fund meeting redemption requests on a timely basis.

Temporary Strategies; Cash or Similar Investments
For temporary defensive purposes, up to 100% of the Fund’s total assets may be invested in high-quality, short-term debt securities and money market instruments or held as cash. These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. Taking a temporary defensive position in cash or holding a large cash or cash equivalent position for an extended period of time may be inconsistent with the Fund’s investment policy and may result in the Fund not achieving its investment objective. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market funds’ management fees and operational expenses.

For longer periods of time, the Fund may hold a substantial cash position. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if the Fund had been more fully invested, and this may result in the Fund not achieving its investment objective during that period. To the extent that the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

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The Fund may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits. The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If the Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest bearing time or other interest bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Savings Association Obligations. The Fund may invest in certificates of deposit (interest bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short Term Notes and Other Corporate Obligations. The Fund may invest a portion of its assets in commercial paper and short term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Adviser to be of comparable quality. These rating symbols are described in Appendix A.

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Investment Restrictions

Fundamental Investment Restrictions
The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities” of the Fund, as defined under the 1940 Act. Under the 1940 Act, the vote of the holders of a “majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented; or (ii) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.
issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its total assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in derivatives transactions or short sales;

2.
underwrite the securities of other issuers (except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities under circumstances where it may be considered to be an underwriter under the Securities Act);

3.
purchase or sell real estate or interests in real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities which are secured by real estate and securities of companies that invest or deal in real estate);

4.
purchase or sell commodities or commodities contracts, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving currencies and futures contracts and options thereon or investing in securities or other instruments that are secured by or linked to commodities;

5.	make loans of money (except for the lending of the Fund’s portfolio securities and purchases of Debt Obligations);

6.
with respect to 75% of its total assets, purchase the securities of any one issuer if, immediately after and as a result of such purchase, (a) the value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s total assets, or (b) the Fund owns more than 10% of the outstanding voting securities of the issuer (this restriction does not apply to investments in the securities of the U.S. Government, or its agencies or instrumentalities, or other investment companies); or

7.
invest in the securities of any one industry or group of related industries if, as a result, 25% or more of the Fund’s total assets would be invested in the securities of such industry, except that the foregoing does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Non-Fundamental Investment Restrictions
The following lists the non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees, but the change will only be effective after prior written notice is given to shareholders of the Fund.

The Fund may not invest more than 15% of the value of its net assets, computed at the time of investment, in illiquid securities. Illiquid securities are those securities without readily available market quotations, including repurchase agreements having a maturity of more than seven days. Illiquid securities may include restricted securities not determined by the Board of Trustees to be liquid, non-negotiable time deposits, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice.

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Management of the Fund

Board of Trustees
The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals. The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

Trustees and Officers
The Trustees and officers of the Trust are listed below. Unless otherwise stated, the address of each Trustee and officer of the Trust is c/o Carl M. Loeb Advisory Partners L.P., 125 Broad Street, New York, New York 10004.

Name and Year of Birth	Position(s) with Trust and Length of Term	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Independent Trustees
Eugene I. Davis Year of Birth: 1955	Trustee (since 2013)	Chairman and Chief Executive Officer, PIRINATE Consulting Group, LLC (business consulting firm) (since 1999).	1
Atlas Air Worldwide Holdings, Inc.; The Cash Store Financial Services Inc.; Global Power Equipment Group Inc.; Spectrum Brands, Inc.; WMI Holdings Corp.; U.S. Concrete, Inc.; ALST Casino Holdco LLC; Trump Entertainment Resorts, Inc.; Lumenis Ltd.; Ambassadors International, Inc.; American Commercial Lines Inc.; Delta Airlines; Dex One Corp.; Foamex International Inc.; Footstar, Inc.; Granite Broadcasting Corporation; GSI Group, Inc.; Ion Media Networks, Inc.; Knology, Inc.; Media General, Inc.; Mosaid Technologies, Inc.; Ogelbay Norton Company; Orchid Cellmark, Inc.; PRG-Schultz International Inc.; Roomstore, Inc.; Rural/Metro Corp.; SeraCare Life Sciences, Inc.; Silicon Graphics International; Smurfit-Stone Container Corporation; Solutia Inc.; Spansion, Inc.; Tipperary Corporation; Viskase, Inc.; YRC Worldwide, Inc.

John R. Brecker Year of Birth: 1963	Trustee (since 2013)	Bowery Investment Management (since 2012); Principal and Co-founder, Longacre Fund Management, LLC (1999 to 2012); Principal and Co-founder, Longacre Special Equities Fund Management (2005 to 2012).	1	Catalyst Paper Company, Inc. (since 2012); Broadview Networks, Inc. (since 2012); Dune Energy, Inc. (since 2013); Refrigerator Holdings, Inc. (since 2013)
Thanh Chi (Tim) Nguyen Year of Birth: 1971	Trustee (since 2013)	Director of Investments, Finance, and Treasury, The University of Connecticut Foundation (since 2007).	1	None

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Name and Year of Birth	Position(s) with Trust and Length of Term	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years
Interested Trustees and Officers
Gideon J. King* Year of Birth: 1969	Trustee, Chairman and President (since 2013)	Director, Chief Executive Officer, Chief Investment Officer and President, Loeb King Capital Management (since 2003).	1	None
Robert S. Schwartz* Year of Birth: 1955	Trustee, Secretary and Chief Compliance Officer (since 2013)	General Counsel and Chief Compliance Officer, Loeb King Capital Management (since 2012); General Counsel and Chief Compliance Officer, Advent Capital Management 2011 to 2012); General Counsel and Chief Compliance Officer, Forefront Capital Management (2011); Managing Director, Nomura Corporate Research and Asset Management (2002 to 2010).	1	None
David S. Hampson Year of Birth: 1968	Treasurer and Principal Financial Officer	Chief Financial Officer, Loeb King Capital Management (since 2008).	N/A	N/A
* Messrs. King and Schwartz are each an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that they are each an interested person of the Adviser.

The Role of the Board of Trustees
The Board of Trustees provides oversight of the management and operations of the Trust. The day-to-day responsibility for the management and operation of the Trust is the responsibility of various service providers to the Trust and its individual series, such as the Adviser, Distributor, Administrator, Custodian, and Transfer Agent, each of whom are discussed in greater detail in this SAI. The Board approves all significant agreements between the Trust and its service providers, including the agreements with the Adviser, Distributor, Administrator, Custodian and Transfer Agent. The Board has appointed various individuals of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Trust’s operations. The Board has appointed a Chief Compliance Officer who reports directly to the Board and who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters, including an annual compliance review. Some of these reports are provided as part of formal “Board Meetings,” which are generally held four times per year (at least once in person) and such other times as the Board determines is necessary, and involve the Board’s review of recent Trust operations. From time to time one or more members of the Board may also meet with Trust officers in less formal settings, between formal Board Meetings to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust, and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.

Board Leadership Structure
The Board has structured itself in a manner that it believes allows it to effectively perform its oversight function. The Board of Trustees is comprised of three Trustees who are not “interested persons” of the Trust, the Adviser or the Distributor as defined by the 1940 Act (each an “Independent Trustee”), and two Interested Trustees. The Board of Trustees has established three standing committees, an Audit Committee, a Nominating Committee and a Valuation Committee, which are discussed in greater detail under “Board Committees” below. Each of the Audit Committee and the Nominating Committee are comprised entirely of Independent Trustees. Gideon J. King, an interested person of the Trust, serves as Chairman of the Board. The Trust has not appointed a lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. The Board reviews its structure regularly in light of the characteristics and circumstances of the Trust, including: the nature of each fund; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent distribution arrangements of each of the Trust’s underlying funds.

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The Board has determined that the function and composition of the Audit Committee and the Nominating Committee are appropriate means to address any potential conflicts of interest that may arise from the Chairperson’s status as an Interested Trustee. In addition, the inclusion of all Independent Trustees as members of the Audit Committee and the Nominating Committee allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes discussed below. Given the specific characteristics and circumstances of the Trust as described above, the Trust has determined that the Board’s leadership structure is appropriate.

Board Oversight of Risk Management
As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel, including personnel of the Trust’s service providers. Because risk management is a broad concept comprised of many elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.) the oversight of different types of risks is handled in different ways. For example, the Chief Compliance Officer regularly reports to the Board during Board Meetings and meets in executive session with the Independent Trustees and legal counsel to discuss compliance and operational risks. In addition, the Audit Committee meets with the Treasurer and the Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The full Board receives reports from the Adviser as to investment risks as well as other risks that may be discussed during Audit Committee meetings.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure. The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them. Certain of these business and professional experiences are set forth in detail in the table above. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee. The information provided below, and in the table above, is not all-inclusive. Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests. In conducting its annual self-assessment, the Board has determined that the Trustees have the appropriate attributes and experience to continue to serve effectively as Trustees of the Trust.

John R. Brecker.  Mr. Brecker has served as an Independent Trustee of the Trust since August 2013. From 1999 to 2013, Mr. Brecker was principal and co-founder of Longacre Fund Management, where he managed private funds with assets in excess of $2.5 billion and was involved in various aspects of operations including the creation of risk management, investment and compliance protocols. Mr. Brecker is also experienced in serving in a fiduciary capacity in connection with his service on the Board of Directors of several companies, including Catalyst Paper Company, Broadview Networks, Dune Energy and Refrigerator Holdings. Through his employment experience and past Board appointments, Mr. Becker is knowledgeable about financial, regulatory and investment matters.

Eugene I. Davis.  Mr. Davis is Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, a privately held consulting firm specializing in turnaround management, merger and acquisition consulting and hostile and friendly takeovers, proxy contests and strategic planning advisory services for domestic and international public and private business entities. Since forming PIRINATE in 1997, Mr. Davis has advised, managed, sold, liquidated and served as a Chief Executive Officer, Chief Restructuring Officer, Director, Committee Chairman and Chairman of the Board of a number of businesses operating in diverse sectors such as aviation, telecommunications, automotive, manufacturing, high-technology, medical technologies, metals, energy, financial services, consumer products and services, import-export, mining and transportation and logistics. Previously, Mr. Davis served as President, Vice Chairman and Director of Emerson Radio Corporation and Chief Executive Officer and Vice Chairman of Sport Supply Group, Inc. He began his career as an attorney and international negotiator with Exxon Corporation and Standard Oil Company (Indiana) and as a partner in two Texas-based law firms, where he specialized in corporate/securities law, international transactions and restructuring advisory. Mr. Davis holds a bachelor’s degree from Columbia College, a master of international affairs degree (MIA) in international law and organization from the School of International Affairs of Columbia University, and a Juris Doctorate from Columbia University School of Law.

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Thanh Chi (Tim) Nguyen. Mr. Nguyen has served as an Independent Trustee of the Trust since August 2013. Mr. Nguyen is an executive with over 15 years of experience in non-profit management, investment analysis, and financial strategy.  In addition to managing money at various nonprofit organizations, Mr. Nguyen teaches courses in the finance and investment management fields full time at Brown University. Mr. Nguyen is currently the Director of Investments, Finance, and Treasury for the University of Connecticut Foundation where he is directly involved in asset allocation, risk budgeting, manager due diligence, portfolio modeling and cash/treasury management. Prior to his work for the University of Connecticut Foundation, he worked for the Texas Treasury where he initiated an Alternative Investment program.  Through his employment experience, Mr. Nguyen is experienced with financial, accounting, regulatory and investment matters.

Gideon J. King. Mr. King has served as an interested Trustee of the Trust since August 2013. Mr. King is the Chief Executive Officer and Chief Investment Officer of the Adviser and its affiliated entities (collectively, “Loeb King Capital Management”) and has served as President of Loeb King Capital Management and its predecessor companies since 2003. Through his experience with Loeb King Capital Management, Mr. King is knowledgeable about the Fund’s investment strategy, risk management practices and compliance program.

Robert S. Schwartz. Mr. Schwartz has served as an interested Trustee of the Trust since May 2013. Mr. Schwartz is the General Counsel and Chief Compliance Officer at Loeb King Capital Management. He oversees a team responsible for legal and compliance matters. Mr. Schwartz is also the Chairman of the firm’s Risk Committee and he sits on the firm's Management Committee and Pricing Committee. Prior to joining Loeb King Capital Management in 2012, Mr. Schwartz spent 10 years at Nomura Corporate Research and Asset Management, where, as Managing Director and Chief Operating Officer, he was responsible for legal and compliance matters as well as strategic planning. Through his experience with Loeb King Capital Management, Mr. Schwartz is knowledgeable about the Fund’s investment strategy, risk management practices and compliance program.

Trustee Ownership of Fund Shares
As of the date of this SAI, no Trustee of the Trust beneficially owned shares of the Fund. Furthermore, as of the date of this SAI, neither the Independent Trustees, nor members of their immediate families, own securities beneficially, or of record, in the Adviser, the Distributor or any of their affiliates. During the two most recently completed calendar years, neither the Independent Trustees nor members of their immediate families have had a direct or indirect interest, the value of which exceeds $120,000, (i) in the Adviser, the Distributor or any of their affiliates, or (ii) in any transaction or relationship in which any such entity, the Fund, any officer of the Fund, or any of their affiliates was a party.

Board Committees

Audit Committee. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence. The Audit Committee is composed of each Independent Trustee of the Trust.

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Nominating Committee. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee will consider nominees recommended by shareholders for vacancies on the Board of Trustees. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing together with the appropriate biographical information concerning each such proposed nominee, and such recommendation must be delivered to and received by the Secretary of the Trust at the principal executive office of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on. Shareholder recommendations for nominations to the Board of Trustees will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board of Trustees. The Nominating Committee’s procedures with respect to reviewing shareholder nominations will be disclosed as required by applicable securities laws. The Nominating Committee is composed of each Independent Trustee of the Trust.

Valuation Committee. The Trust has a Valuation Committee. The Valuation Committee is responsible for the following: (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the Board of Trustees is not in session, determining the fair value of illiquid securities and other holdings after consideration of all relevant factors, which determinations are reported to the Board. The Valuation Committee is currently comprised of each of the Trust’s portfolio managers and the Trust’s principal financial officer. The Valuation Committee meets as necessary when a price for a portfolio security or other asset is not readily available.

As the Fund is new, none of the Trust’s committees have met with respect to the Fund.

Trustee Compensation
The Independent Trustees receive a retainer fee of $7,000 per year, as well as reimbursement for expenses incurred in connection with attendance at meetings. Interested Trustees and officers of the Trust do not receive any compensation for their service as a Trustee or officer. The Trust does not offer pension or retirement benefits to its Trustees or officers. Because the Fund has recently commenced operations, the following compensation figures represent estimates for the current fiscal year ending August 31, 2014:

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Fund and Fund Complex1
John R. Brecker, Independent Trustee	$7,000	$7,000
Eugene I. Davis, Independent Trustee	$7,000	$7,000
Thanh Chi (Tim) Nguyen, Independent Trustee	$7,000	$7,000
Gideon J. King, Interested Trustee	None	None
Robert S. Schwartz, Interested Trustee	None	None
1 The Trust is the only investment company in the “Fund Complex”.

Control Persons and Principal Shareholders
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund. As of the date of this SAI, other than the initial shareholder, there were no principal shareholders or control persons of the Fund, and all Trustees and officers as a group owned beneficially less than 1% of the Fund’s shares.

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Investment Adviser
Investment advisory services are provided to the Fund by the Adviser, Carl M. Loeb Advisory Partners L.P., pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser may be deemed to be controlled by (i) Carl M. Loeb Management Holding LLC by virtue of its status as general partner of the Adviser and (ii) LB Partners, L.P. and Carl M. Loeb & Co. LLC, each by virtue of their ownership of at least 25% of the Adviser’s voting securities. Each of the controlling entities operates as a holding company for interests in the Adviser and other affiliated investment management firms. Gideon J. King, an interested Trustee of the Trust, owns the majority of the outstanding voting securities of LB Partners, L.P.

After an initial two-year period, the Advisory Agreement continues in effect from year to year, only if such continuance is specifically approved at least annually by: (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund; and (ii) the vote of a majority of the Trustees of the Trust who are not parties to the Advisory Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty by the Trust, on behalf of the Fund, upon 60 days’ written notice to the Adviser, when authorized by either: (i) a majority vote of the outstanding voting securities of the Fund; or (ii) by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ written notice to the Trust. The Advisory Agreement will automatically terminate in the event of its “assignment,” as defined under the 1940 Act. The Advisory Agreement provides that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Adviser pursuant to the Advisory Agreement, the Adviser is entitled to receive from the Fund a management fee at an annual rate of 1.50% of the Fund’s average daily net assets, payable on a monthly basis in arrears, as specified in the Prospectus. However, the Adviser may voluntarily agree to waive a portion of the management fees payable to it on a month-to-month basis, including additional fees above and beyond any contractual agreement the Adviser may have to waive management fees and/or reimburse Fund expenses.

Fund Expenses. The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has contractually agreed to waive its fees or reimburse Fund expenses until at least December 31, 2014, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, taxes, acquired fund fees and expenses, distribution and/or service (12b-1) fees, borrowing costs, dividend and interest expenses on short positions, brokerage commissions, transaction costs and extraordinary expenses and inclusive of organizational expenses) will not exceed 1.99% of the Fund’s average daily net assets. Any waiver of advisory fees or reimbursement of Fund expenses by the Adviser may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses at the time of waiver. The Adviser is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Portfolio Managers

The following section provides information regarding each portfolio manager’s other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Fund.

Other Accounts Managed by the Portfolio Managers
The tables below identify the accounts managed (excluding the Fund) by each Portfolio Manager of the Fund as of May 31, 2013.

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Gideon King
	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees
Registered investment companies	0	0	0	0
Other pooled investment vehicles*	3	$554,200,473	3	$161,400,357
Other accounts	3	$76,499,946	1	$36,499,946
* Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Scott Williams
	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees
Registered investment companies	0	0	0	0
Other pooled investment vehicles*	2	$544,396,005	2	$155,510,079
Other accounts	3	$76,499,946	1	$36,499,946
* Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Blaine Marder
	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees
Registered investment companies	0	0	0	0
Other pooled investment vehicles*	3	$554,200,473	3	$161,400,357
Other accounts	3	$76,499,946	1	$36,499,946
* Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Adam Weingarten
	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees
Registered investment companies	0	0	0	0
Other pooled investment vehicles*	2	$544,396,005	2	$155,510,079
Other accounts	3	$76,499,946	1	$36,499,946
* Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Brian Anderson
	Number of Accounts	Total Assets	Number of Accounts with Performance- Based Fees	Total Assets of Accounts with Performance- Based Fees
Registered investment companies	0	0	0	0
Other pooled investment vehicles*	2	$544,396,005	2	$155,510,079
Other accounts	3	$76,499,946	1	$36,499,946
* Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

Material Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts they manages are fairly and equitably allocated.

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Portfolio Manager Compensation
Each Portfolio Manager is compensated with a base salary and discretionary bonus. Compensation is generally calculated based on the quality of their work over the course of the year. Portfolio Managers may also be eligible for certain deferred compensation plans.

Ownership of Securities in the Fund by the Portfolio Managers
As of the date of this SAI, the Portfolio Managers did not own any shares of the Fund.

Service Providers

Pursuant to a Fund Administration Agreement (the “Administration Agreement”) between the Trust and the Administrator, U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, the Administrator provides certain administrative services to the Fund, including regulatory reporting and providing all necessary office space, equipment, personnel and facilities. The Administrator also provides the Trust with certain compliance, financial and tax reporting services. In this capacity, the Administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. USBFS also acts as fund accountant (“Fund Accountant”), transfer agent (“Transfer Agent”) and dividend disbursing agent under separate agreements with the Trust. For its administration and fund accounting services, the Administrator receives from the Fund a combined fee computed daily and payable monthly based on the Fund’s average net assets at the rate of 0.08% of the Fund’s first $250 million in net assets, 0.06% of the next $250 million in net assets and 0.05% on net assets in excess of $500 million, all subject to an annual minimum fee of $50,000.

Pursuant to a Custody Agreement between the Trust and U.S. Bank, N.A. (the “Custodian”), an affiliate of USBFS, the Custodian holds and administers the assets in the Fund’s portfolio. Pursuant to the Custody Agreement, the custodian receives an annual fee of 0.01% from the Fund based on the Fund’s total average daily net assets and certain settlement charges. The custodian also is entitled to certain out-of-pocket expenses. The Custodian’s address is 1555 North River Center Drive, Milwaukee, Wisconsin, 53212. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. U.S. Bank, N.A. and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Legal Counsel
Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, Wisconsin 53202, serves as counsel to the Fund.

Independent Registered Public Accounting Firm
BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103 serves as the independent registered public accounting firm for the Fund.

Distribution and Servicing of Fund Shares

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, pursuant to which the Distributor acts as the Fund’s principal underwriter, provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The Distributor distributes the Fund’s shares on a best efforts basis. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distributor, Administrator and Custodian are affiliated companies. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

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The Distribution Agreement has an initial term of up to two years and will continue in effect only if its continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ written notice when authorized either by a majority vote of the outstanding voting securities of the Fund or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Rule 12b-1 Distribution and Shareholder Servicing Plan
As noted in the Prospectus, the Fund has adopted a distribution and shareholder servicing plan pursuant to Rule 12b-1 under the 1940 Act (the “Distribution Plan”) on behalf of the Investor Class shares of the Fund. Under the Distribution Plan, the Fund pays a fee to the Distributor (the “Distribution Fee”) for distribution and shareholder services on behalf of the Investor Class shares of the Fund. The Distribution Fee is an annual 12b-1 distribution and shareholder servicing fee at the rate of 0.25% of the Fund’s average daily NAV attributable to Investor Class shares. The Distribution Plan provides that the Distributor may use all or any portion of such Distribution Fee to finance any activity that is principally intended to result in the sale of Fund shares, subject to the terms of the Distribution Plan, or to provide certain shareholder services. Institutional Class shares of the Fund are not subject to the Distribution Plan and do not pay 12b-1 distribution or shareholder servicing fees.

The Distribution Fee is payable to the Distributor regardless of the distribution-related expenses actually incurred on behalf of Investor Class shares of the Fund. Because the Distribution Fee is not directly tied to expenses, the amount of distribution fees paid by the Investor Class shares of the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as a “compensation” plan.

The Distributor may use the Distribution Fee to pay for services covered by the Distribution Plan including, but not limited to, advertising, compensating underwriters, dealers and selling personnel engaged in the distribution of Investor Class shares, the printing and mailing of prospectuses, statements of additional information and reports to other than current Fund shareholders, the printing and mailing of sales literature pertaining to the Fund, and obtaining whatever information, analyses and reports with respect to marketing and promotional activities that the Fund may, from time to time, deem advisable.

The Distribution Plan provides that it will continue from year to year upon approval by the majority vote of the Board of Trustees, including a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operations of the Distribution Plan or in any agreement related to such plan (the “Qualified Trustees”), as required by the 1940 Act, cast in person at a meeting called for that purpose. It is also required that the trustees who are not “interested persons” of the Fund, select and nominate all other trustees who are not “interested persons” of the Fund. The Distribution Plan and any related agreements may not be amended to materially increase the amounts to be spent for distribution expenses without approval of shareholders holding a majority of the Fund’s Investor Class shares outstanding. All material amendments to the Distribution Plan or any related agreements must be approved by a vote of a majority of the Board of Trustees and the Qualified Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

The Distribution Plan requires that the Distributor provide to the Board of Trustees, at least quarterly, a written report on the amounts and purpose of any payment made under the Distribution Plan. The Distributor is also required to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Distribution Plan should be continued. With the exception of the Adviser, no “interested person” of the Fund, as defined in the 1940 Act, and no Qualified Trustee of the Fund has or had a direct or indirect financial interest in the Distribution Plan or any related agreement.

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As noted above, the Distribution Plan provides for the ability to use Investor Class assets to pay financial intermediaries (including those that sponsor mutual fund supermarkets), plan administrators and other service providers to finance any activity that is principally intended to result in the sale of Investor Class shares (distribution services). The payments made by the Fund to these financial intermediaries are based primarily on the dollar amount of assets invested in the Investor Class shares of the Fund through the financial intermediaries. These financial intermediaries may pay a portion of the payments that they receive from the Fund to their investment professionals. In addition to the ongoing asset-based fees paid to these financial intermediaries under the Distribution Plan, the Fund may, from time to time, make payments under the Distribution Plan that help defray the expenses incurred by these intermediaries for conducting training and educational meetings about various aspects of the Fund for their employees. In addition, the Fund may make payments under the Distribution Plan for exhibition space and otherwise help defray the expenses these financial intermediaries incur in hosting client seminars where the Fund is discussed.

To the extent these asset-based fees and other payments made under the Distribution Plan to these financial intermediaries for the distribution services they provide to the Fund’s Investor Class shareholders exceed the Distribution Fees available, these payments are made by the Adviser from its own resources, which may include its profits from the advisory fee it receives from the Fund. In addition, the Fund may participate in various “fund supermarkets” in which a mutual fund supermarket sponsor (usually a broker-dealer) offers many mutual funds to the sponsor’s customers without charging the customers a sales charge. In connection with its participation in such platforms, the Adviser may use all or a portion of the Distribution Fee to pay one or more supermarket sponsors a negotiated fee for distributing the Fund’s Investor Class shares. In addition, in its discretion, the Adviser may pay additional fees to such intermediaries from its own assets.

Portfolio Transactions and Brokerage

Pursuant to the Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the over-the-counter market will generally be executed directly with a “market-maker” unless, in the opinion of the Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. This may not be the lowest possible price or commission. The full range and quality of services, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors available, will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that it may lawfully and appropriately use in its investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers who sell shares of the Fund subject to rules adopted by FINRA and the SEC. Portfolio transactions may also be placed with broker-dealers in which the Adviser has invested on behalf of the Fund and/or client accounts.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser, even if the specific services are not directly useful to the Fund and may be useful to the Adviser in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

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Investment decisions for the Fund are made independently from those of other client accounts. Nevertheless, it is likely that identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

Portfolio Turnover

Portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs and could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income rates (currently as high as 39.6%). To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. Furthermore, a high portfolio turnover rate may result in a greater number of taxable transactions.

Code of Ethics

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics permit, subject to certain conditions, personnel of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board of Trustees has adopted Proxy Voting Policies and Procedures (the “Proxy Policies”) on behalf of the Trust which delegate the responsibility for voting proxies to the Adviser, subject to the Board of Trustee’s continuing oversight. The Proxy Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Proxy Policies also require the Adviser to present to the Board of Trustees, at least annually, a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

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The Adviser seeks to vote proxies in a manner reasonably believed to be in the best interests of shareholders and not affected by any material conflict of interest. The Adviser considers shareholders’ best economic interests over the long term, that is, the common interest of all shareholders over time. Unless instructed by a client to follow its own proxy voting policies and procedures, the Adviser generally will not consider a client’s individual characteristics or circumstances (including any social or political concerns) when determining how to vote proxies. Consequently, the Adviser typically votes solicited proxies identically for all client accounts for which they have discretionary authority. The Adviser’s general philosophy is to support management recommendations on routine matters such as approval of financial statements, director/trustee elections, and appointment of auditors.

Voting Guidelines
The Adviser has adopted proxy voting guidelines to assist in making voting decisions on common issues. The guidelines are designed to address those securities in which the Fund generally invests and may be revised in the Adviser’s discretion. Any non-routine matters not addressed by the proxy voting guidelines are addressed on a case-by-case basis, taking into account all relevant facts and circumstances at the time of the vote, particularly where such matters have a potential for major economic impact on the issuer’s structure or operations. In making voting determinations, the Adviser may conduct research internally and/or use the resources of an independent research consultant. The Adviser may also consider other materials such as studies of corporate governance and/or analyses of shareholder and management proposals by a certain sector of companies and may engage in dialogue with an issuer’s management. To the extent that a client may direct the Adviser to vote according to its own proxy voting policies, the Adviser may vote that client’s securities differently than the same securities voted for other clients including the Fund.

In some cases, the cost of voting a proxy may outweigh the expected benefits. For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person. The Adviser may abstain from voting a proxy if the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant.

In certain cases, securities on loan as part of a securities lending program may not be voted. Nothing in the proxy voting policies shall obligate the Adviser to exercise voting rights with respect to a portfolio security if it is prohibited by the terms of the security or by applicable law or otherwise. The Adviser will not discuss with members of the public how they intend to vote on any particular proxy proposal.

In the event of a conflict between the interests of the Adviser and the Fund, the Proxy Policies provide that the conflict may be disclosed to the Board of Trustees or its delegate, who shall provide direction on how to vote the proxy. The Board of Trustees has delegated this authority to the Independent Trustees, and the proxy voting direction in such a case shall be determined by a majority of the Independent Trustees.

The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 will be available without charge, upon request, by calling toll-free the number on the cover of the Fund’s Prospectus or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (the “USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s Chief Compliance Officer has been designated as the Trust’s Anti-Money Laundering Compliance Officer.

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Procedures to implement the Program include, but are not limited to: determining that the Distributor and the Transfer Agent have established proper anti-money laundering procedures; reporting suspicious and/or fraudulent activity; and a complete and thorough review of all new account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Fund may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (“Portfolio Holdings Policies”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Adviser has also adopted the Portfolio Holdings Policies. Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with these Portfolio Holdings Policies. The Adviser and the Board of Trustees have considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Portfolio Holdings Policies. The Adviser and the Board of Trustees have also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor or any other affiliated person of the Fund. After due consideration, the Adviser and the Board of Trustees have determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Portfolio Holdings Policies. The Board of Trustees also authorized the Adviser or appointed officers to consider and authorize dissemination of portfolio holdings information to additional parties, after considering the best interests of the shareholders and potential conflicts of interest in making such disclosures.

The Board of Trustees exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by: (1) overseeing the implementation and enforcement of the Portfolio Holdings Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the CCO; (2) by considering reports and recommendations by the CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act); and (3) by considering whether to approve any amendment to these Portfolio Holdings Policies. The Board of Trustees reserves the right to amend the Portfolio Holdings Policies at any time without prior notice in its sole discretion.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the annual and semi-annual reports to Fund shareholders, and in the quarterly holdings report on Form N-Q. These reports will be made available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

The disclosure of portfolio holdings information must be authorized by the Trust’s CCO based on a determination that (i) such disclosure serves a legitimate Fund business purpose and is in the best interests of the Fund’s shareholders and (ii) that any conflict existing between the interests of the Fund’s shareholders and those of the Adviser, or any affiliated person of the Adviser, are adequately addressed in accordance with the Adviser’s applicable policies and procedures.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed: the Administrator; the Fund Accountant; the Custodian; the Transfer Agent; the Fund’s independent registered public accounting firm; counsel to the Fund or the Board of Trustees (current parties are identified in this SAI); broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities); and regulatory authorities. Portfolio holdings information not publicly available with the SEC may only be provided to additional third parties, in accordance with the Portfolio Holdings Policies, when the Fund has a legitimate business purpose and disclosure is in the best interests of the Fund’s shareholders, as determined by the Trust’s CCO, and the third party recipient is subject to a confidentiality agreement. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, no more frequently than monthly and not sooner than three days after the date of the information. Portfolio holdings disclosure may be approved under the Portfolio Holdings Policies by the Trust’s CCO.

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In no event shall the Adviser, its affiliates or employees, or the Fund receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Portfolio Holdings Policies and these procedures will protect the Fund from potential misuse of that information by individuals or entities to which it is disclosed.

Determination of Net Asset Value

The NAV of the Fund’s shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern time) each business day. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

Investor Class shares of the Fund are offered for sale at NAV without a sales charge and are subject to a Rule 12b-1 distribution and service fee of 0.25% of the average daily net assets of the Fund attributable to Investor Class shares, computed on an annual basis. Institutional Class shares are offered for sale at NAV without a sales charge and are not subject to a Rule 12b-1 distribution and service fee.

The NAV per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	Net Asset Value Per Share
Shares Outstanding

Generally, the Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Adviser and the Valuation Committee pursuant to procedures approved by or under the direction of the Board of Trustees.

Under certain circumstances, the per share NAV of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Additional Purchase and Redemption Information

The information provided below supplements the information contained in the Prospectus regarding the purchase and redemption of Fund shares.

How to Purchase Shares
You may purchase shares of the Fund directly from the Fund, or from securities brokers, dealers or other financial intermediaries (collectively, “Financial Intermediaries”). Investors should contact their Financial Intermediary directly for appropriate instructions, as well as information pertaining to accounts and any service or transaction fees that may be charged. The Fund may enter into arrangements with certain Financial Intermediaries whereby such Financial Intermediaries are authorized to accept your order on behalf of the Fund (each an “Authorized Intermediary”). If you transmit your purchase request to an Authorized Intermediary before the close of regular trading (generally 4:00 p.m., Eastern time) on a day that the NYSE is open for business, shares will be purchased at the applicable price next computed after it is received by the Financial Intermediary. Investors should check with their Financial Intermediary to determine if it is an Authorized Intermediary.

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Shares are purchased at the applicable price determined after the Transfer Agent or Authorized Intermediary receives your purchase request in good order, plus applicable sales charges. In most cases, in order to receive that day’s applicable price, the Transfer Agent must receive your order in good order before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern time).

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Adviser or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments for certain fiduciary accounts or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

How to Redeem Shares and Delivery of Redemption Proceeds
You may redeem your Fund shares any day the NYSE is open for regular trading, either directly with the Fund or through your Financial Intermediary.

Payments to shareholders for shares of the Fund redeemed directly from the Fund will be made as promptly as possible, but no later than seven days after receipt by the Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Prospectus, except that the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or the NYSE is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, but only as authorized by SEC rules.

The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Redemption In-Kind
The Fund generally pays redemption proceeds in cash. However, the Trust has filed a notice of election under Rule 18f-1 under the 1940 Act with the SEC, under which the Trust has reserved the right to satisfy redemption requests in-kind under certain circumstances, meaning that redemption proceeds are paid in marketable securities with a market value equal to the redemption price. Such redemptions in-kind are taxed in the same manner as redemptions paid in cash.

Tax Matters

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund, a series of the Trust, intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net capital gain for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. However, the Fund can give no assurances that its anticipated distributions will be sufficient to eliminate all taxes at the Fund level.

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If the Fund does not qualify as a regulated investment company and is unable to obtain relief from such failure, it would be taxed as a corporation and, in such case, it would be more beneficial for a shareholder to directly own the Fund’s underlying investments rather than indirectly owning the underlying investments through the Fund. If the Fund fails to distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of capital gain net income for the 12-month period ending on October 31 during such year (reduced by any net ordinary losses, but not below the Fund’s net capital gain for that period), and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax, then the Fund will be subject to a 4% excise tax.

Investment company taxable income generally consists of interest, dividends, short-term capital gains and net gains from foreign currency transactions, less expenses. Net capital gain is the excess of net long-term gain from the Fund’s sales or exchanges of capital assets over the net short-term losses from such sales or exchanges, including any capital loss carryforward of the Fund. The Fund may elect to defer certain losses for tax purposes. As a new fund, the Fund has no capital loss carryforward and has not deferred any losses.

Distributions of investment company taxable income are taxable to shareholders as ordinary income (currently taxed at a maximum rate of 39.6%). For non-corporate shareholders, a portion of the distributions paid by the Fund may consist of “qualified dividends” eligible for taxation at the rate applicable to long-term capital gains to the extent the amount distributed is attributable to and reported as a “qualified dividend” and the shareholder meets certain holding period requirements with respect to its Fund shares. In the case of corporate shareholders, a portion of the Fund’s distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund reports the amount distributed as eligible for deduction and the shareholder meets certain holding period requirements. The aggregate amount so reported to either non-corporate or corporate shareholders cannot, however, exceed the aggregate amount of such dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that part of the distributions by the Fund may be eligible for “qualified dividend” income treatment for non-corporate shareholders and the dividends-received deduction for corporate shareholders.

Any distributions of net capital gain are taxable to shareholders as long-term capital gains (for non-corporate shareholders, currently taxed at a maximum rate of 20%) regardless of the length of time shares have been held. Distributions of net capital gain are not eligible for “qualified dividend” income treatment or the dividends-received deduction referred to in the previous paragraph.

Distributions of any investment company taxable income and net capital gain will be taxable as described above, whether received in additional Fund shares or in cash. Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable as if received on December 31. Distributions are generally includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

In addition to the federal income tax, individuals, trusts and estates are subject to a Medicare tax of 3.8 percent imposed on the lesser of the taxpayer’s (i) investment income, net of deductions properly allocable to such income or (ii) the amount by which the taxpayer’s modified adjusted gross income exceeds certain thresholds ($250,000 for married individuals filing jointly, $200,000 for unmarried individuals and $125,000 for married individuals filing separately). The Fund anticipates that it will distribute income that will be includable in a shareholder’s investment income for purposes of this Medicare tax.

A sale, redemption or exchange of Fund shares, whether for cash or in-kind proceeds may result in recognition of a taxable gain or loss. Gain or loss realized upon a sale, redemption or exchange of Fund shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and, if held for one year or less, as short-term capital gain or loss. Any loss realized upon a sale, redemption or exchange of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of net capital gain received on those shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales, or similar transaction is not counted. Any loss realized upon a sale, redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange. If a shareholder’s loss is disallowed under the wash sale rules, the basis of the new shares will be increased to preserve the loss until a future sale, redemption, exchange or other disposition of the shares.

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The Fund’s transactions, if any, in options, futures contracts, swaps and other investments may be subject to special provisions of the Code that, among other things, may accelerate recognition of income to the Fund, defer the Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These provisions could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to “mark-to-market” certain positions (i.e., treat them as if they were closed out). This “mark-to-market” requirement may cause a fund to recognize income without receiving cash, and the fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the fund’s status as a regulated investment company and avoiding any income and excise taxes at the fund level. Accordingly, the Fund may have to dispose of its investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

The Fund may invest in MLPs that will be treated for federal income tax purposes as “qualified publicly traded partnerships.” The income derived from such investments will qualify as “good income” for purposes of satisfying the source of income requirement for the Fund to maintain its status as a regulated investment company. However, if an MLP in which the Fund invests does not qualify as a qualified publicly traded partnership (or the MLP is otherwise not treated as a corporation for federal income tax purposes), the Fund must look through to the income generated by the MLP. Such income may not qualify as “good income,” and therefore, could adversely affect the Fund’s status as a regulated investment company.

The MLPs in which the Fund intends to invest are expected to be treated as partnerships for federal income tax purposes, and accordingly, the cash distributions received by the Fund from an MLP may not correspond to the amount of income allocated to the Fund by the MLP in any given taxable year. If the amount of income allocated to the Fund by an MLP exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions to its shareholders in the amounts necessary to satisfy the distribution requirements for maintaining the Fund’s status as a regulated investment company and avoiding any income and excise taxes at the Fund level. Accordingly, the Fund may have to dispose of its portfolio investments under disadvantageous circumstances in order to generate sufficient cash to satisfy the distribution requirements.

Except in the case of certain exempt shareholders, if a shareholder does not furnish the Fund with its correct Taxpayer Identification Number and certain certifications or the Fund receives notification from the Internal Revenue Service requiring backup withholding, the Fund is required by federal law to withhold federal income tax from the shareholder’s distributions and redemption proceeds currently at a rate of 28% for U.S. residents.

Foreign taxpayers (including nonresident aliens) are generally subject to a flat withholding rate of 30% on U.S.-source income. This withholding rate may be lower under the terms of a tax convention.

Under recent legislation known as the Foreign Account Tax Compliance Act (“FATCA”), beginning in 2014 the United States will impose a 30% withholding tax on certain payments made to certain foreign entities. This withholding tax could affect the Fund’s return on its investments in foreign securities and affect a shareholder’s return if the shareholder holds its Fund shares through a foreign intermediary subject to FATCA.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

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This section is not intended to be a full discussion of federal tax laws and the effect of such laws on you. There may be other federal, state, foreign or local tax considerations to a particular investor. You are urged to consult your own tax adviser.

Distributions

The Fund will generally receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be distributed to the Fund’s shareholders.

The amount of the Fund’s distributions is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board of Trustees. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically during the month of December. The Fund may make additional distributions if deemed to be desirable at another time during the year.

The Fund may also realize capital gains or losses in connection with sales or other dispositions (either actual or deemed) of its portfolio securities. Any net gain that the Fund may realize from transactions involving investments held less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any carryover of capital losses from previous taxable years), although a distribution from capital gains, will be distributed to shareholders with and as a part of the distributions of net investment income giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held for the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses carried over from previous taxable years) will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time that the shares may have been held by the shareholders. Net capital losses of the Fund may be carried over indefinitely, and will generally retain their character as short-term or long-term capital losses. For more information concerning applicable capital gains tax rates, please consult your tax adviser.

Any distribution paid by the Fund reduces that Fund’s NAV per share on the date paid by the amount of the distribution per share. Accordingly, a distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Distributions will be reinvested in additional shares of the Fund unless the shareholder has otherwise indicated. Shareholders have the right to change their elections with respect to the reinvestment of distributions by notifying the Transfer Agent in writing. However, any such change will be effective only as to distributions for which the record date is five or more business days after the Transfer Agent has received the written request.

Cost Basis Reporting

The Fund is required to report to the IRS the cost basis of shares when a shareholder redeems shares. This reporting requirement does not apply to shares held through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

The cost basis of a share is generally its purchase price adjusted for distributions, returns of capital, and other corporate actions. Cost basis is used to determine whether the redemption of a share results in a gain or loss. If you redeem shares during any year, then the Fund will report the gain/loss, cost basis, and holding period of such shares to the IRS and you on Consolidated Form 1099.

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A cost basis method is the method by which the Fund determines which specific shares are deemed to be sold when a shareholder disposes of less than its entire holding of Fund shares and has made multiple purchases of Fund shares on different dates at differing net asset values. If a shareholder does not affirmatively elect a cost basis method, the Fund will use average cost method, which averages the basis of all Fund shares in an account regardless of holding period, and shares sold or transferred are deemed to be those with the longest holding period first. Each shareholder may elect in writing (and not over the telephone) any alternate IRS-approved cost basis method to calculate the cost basis in its shares. The default cost basis method applied by the Fund or the alternate method elected by a shareholder may not be changed after the settlement date of a disposition of Fund shares.

If you hold Fund shares through a financial intermediary (or another nominee), please contact that broker or nominee with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax adviser regarding the application of these cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

Financial Statement

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and
the Shareholder of Loeb King Alternative Strategies Fund

We have audited the accompanying statement of assets and liabilities and the related statement of operations of the Loeb King Alternative Strategies Fund (“the Fund”), a series of the Loeb King Trust, as of August 19, 2013. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position and operations of the Fund as of August 19, 2013, in conformity with accounting principles generally accepted in the United States of America.
BBD, LLP

Philadelphia, Pennsylvania
September 4, 2013

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Loeb King Alternative Strategies Fund
STATEMENT OF ASSETS & LIABILITIES
August 19, 2013

Assets
Cash	$100,000
Deferred offering costs	16,415
Total assets	116,415

Liabilities
Payable for offering costs	16,415
Total liabilities	16,415

Net Assets	$100,000

Net Assets Consist of:
Paid-in capital	$100,000

Investor Class:
Net assets applicable to Investor Class shares	$50,000
Shares issued (unlimited number of shares authorized, no par value)	5,000
Net asset value, offering and redemption price per share	$10.00

Institutional Class:
Net assets applicable to Institutional Class shares	$50,000
Shares issued (unlimited number of shares authorized, no par value)	5,000
Net asset value, offering and redemption price per share	$10.00

See the accompanying Notes to Financial Statements

Loeb King Alternative Strategies Fund
STATEMENT OF OPERATIONS
August 19, 2013

INVESTMENT INCOME	$-

EXPENSES
Organizational costs	17,899
Less: Organizational expenses paid by Adviser	(17,899)
Net expenses	$-

NET INVESTMENT INCOME	$-

See the accompanying Notes to Financial Statements.

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Loeb King Alternative Strategies Fund
Notes to the Financial Statements
As of August 19, 2013

1.	Organization

The Loeb King Alternative Strategies Fund (the "Fund") is a series of the Loeb King Trust (the “Trust”) which was formed as a Delaware statutory trust on May 22, 2013, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is an open-end, diversified, management investment company.  The Fund is managed by Carl M. Loeb Advisory Partners L.P. (the “Adviser”). The Fund’s investment objective is to seek positive absolute returns and income with lower volatility than global capital markets and traditional investment strategies. As of August 19, 2013, the Fund has not yet commenced investment operations.  The only transaction of the Fund has been the initial sale on August 19, 2013, of 5,000 shares of each class of the Fund to Loeb Arbitrage Investments, LLC, which represented the initial capital at $10.00 per share.

The Fund currently offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its distribution expenses and sales charges, if any.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.	Significant Accounting Policies

A.  Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of revenue and expenses and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.	Organizational and Offering Costs
The Adviser has paid all of the costs related to the Fund’s formation, which amounted to $34,314 as of August 19, 2013.  The Adviser is entitled to seek reimbursement from the Fund for such costs pursuant to the terms of the Adviser’s investment advisory agreement and operating expenses limitation agreement with the Trust.

C.  Federal Income Taxes
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing and amount of distributions. The Fund intends to distribute substantially all of its taxable income and net capital gains to shareholders.  In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax.  Therefore, no federal income or excise tax provision is required.

3.   Investment Valuation

The price of the Fund’s shares is its NAV. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less its liabilities, by the number of its shares outstanding. In calculating the NAV, portfolio securities are generally valued using current market values or official closing prices, if available. The NAV is calculated at the close of regular trading of the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m., Eastern time. The NAV will not be calculated on days that the NYSE is closed for trading. Under certain circumstances, the per share NAV of a class of the Fund's shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares. Generally, when the Fund pays income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

Each security owned by the Fund that is listed on a securities exchange and actively traded is generally valued at its last sale price on that exchange on the date as of which assets are valued. Where the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Portfolio securities listed on The NASDAQ Stock Market, LLC (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or on NASDAQ on such day, the security will generally be valued at the bid price on such day. Shares of a registered open-end investment company (mutual fund) owned by the Fund are valued at the fund’s net asset value, and the prospectus for such fund explains the circumstances under which the fund will use fair value pricing and the effects of using fair value pricing.

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Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, a security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Board of Trustees. These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Trust’s valuation committee.

When fair value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others or the value when trading resumes or realized upon its sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund was using market value pricing.

Options and futures contracts listed for trading on a securities exchange or board of trade shall be valued: (a) at the last quoted price, or (b) at the last bid price, if a long position, and at the last ask price, if a short position. In the absence of a sale, options not listed for trading on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the last bid price, if a long position, and at the last ask price, if a short position. Total return index swaps shall be valued based on the current index value as of the close of regular trading on the NYSE.

4.   Agreements and Related Party Transactions

The Fund has entered into an investment advisory agreement (“Advisory Agreement”) with Carl M. Loeb Advisory Partners L.P.  Under the Advisory Agreement, the Adviser has overall responsibility for the general management and investment of the Fund’s portfolio, subject to the supervision of the Board of Trustees. The Fund compensates the Adviser for its services at the annual rate of 1.50% of its average daily net assets, payable on a monthly basis in arrears.

The Fund is responsible for its own operating expenses. Pursuant to an operating expense limitation agreement between the Adviser and the Fund, the Adviser has contractually agreed to waive its fees or reimburse Fund expenses until at least December 31, 2014, to ensure that Total Annual Fund Operating Expenses (exclusive of interest, taxes, acquired fund fees and expenses, distribution and/or service (12b-1) fees, borrowing costs, dividend and interest expenses on short positions, brokerage commissions, transaction costs and extraordinary expenses and inclusive of organizational expenses) will not exceed 1.99% of the Fund’s average daily net assets. Any waiver of advisory fees or reimbursement of Fund expenses by the Adviser may be recouped in subsequent years if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the recoupment) does not exceed the applicable limitation on Fund expenses at the time of recoupment. The Adviser is permitted to recoup fees waived and expenses reimbursed in the prior three fiscal years. Any such recoupment will be reviewed by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any recoupment of fees waived or expenses reimbursed. This arrangement can be terminated only by, or with the consent of, the Board of Trustees.

5.   Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended.  As of August 19, 2013, Loeb Arbitrage Investments, LLC, owned 100% of the outstanding shares of each class of the Fund.

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6.   Subsequent Events

Management has evaluated subsequent events through the date these financial statements were issued and has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

7.   Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract.  The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

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APPENDIX A - RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor's issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. Ratings of 'B-1', 'B-2', and 'B-3' may be assigned to indicate finer distinctions within the 'B' category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B-1
A short-term obligation rated 'B-1' is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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B-2
A short-term obligation rated 'B-2' is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3
A short-term obligation rated 'B-3' is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor's Underlying Rating)
This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor's maintains surveillance of an issue with a published SPUR.

Dual Ratings
Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, 'AAA/A-1+'). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, 'SP-1+/A-1+').

The ratings and other credit related opinions of Standard & Poor's and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor's assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor's opinions and analyses do not address the suitability of any security. Standard & Poor's Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor's has obtained information from sources it believes to be reliable, Standard & Poor's does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

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Active Qualifiers (Currently applied and/or outstanding)

i
This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The 'i' subscript indicates that the rating addresses the interest portion of the obligation only. The 'i' subscript will always be used in conjunction with the 'p' subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

L
Ratings qualified with 'L' apply only to amounts invested up to federal deposit insurance limits.

p
This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The 'p' subscript indicates that the rating addresses the principal portion of the obligation only. The 'p' subscript will always be used in conjunction with the 'i' subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of "AAAp NRi" indicating that the principal portion is rated "AAA" and the interest portion of the obligation is not rated.

pi
Ratings with a 'pi' subscript are based on an analysis of an issuer's published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer's management and therefore may be based on less comprehensive information than ratings without a 'pi' subscript. Ratings with a 'pi' subscript are reviewed annually based on a new year's financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer's credit quality.

preliminary

Preliminary ratings, with the 'prelim' qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor's of appropriate documentation. Standard & Poor's reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.

—	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
—
Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor's policies

—
Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor's emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or postbankruptcy issuer as well as attributes of the anticipated obligation(s).

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—
Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor's opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities' obligations.

—
Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor's would likely withdraw these preliminary ratings.

—	A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

sf
The (sf) subscript is assigned to all issues and issuers to which a regulation, such as the European Union Regulation on Credit Rating Agencies, requires the assignment of an additional symbol which distinguishes a structured finance instrument or obligor (as defined in the regulation) from any other instrument or obligor. The addition of this subscript to a credit rating does not change the definition of that rating or our opinion about the issue's or issuer's creditworthiness.

t
This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited
Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor's and not at the request of the issuer or its agents.

Inactive Qualifiers (No longer applied or outstanding)

*
This symbol indicated continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c
This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable. Discontinued use in January 2001.

pr
The letters 'pr' indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

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q
A 'q' subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r
The 'r' modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an 'r' modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor's discontinued the use of the 'r' modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks
Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

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Moody’s Credit Rating Definitions

Purpose
The system of rating securities was originated by John Moody in 1909. The purpose of Moody's ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols
Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C
Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating
Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application was not received or accepted.

2. The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating
The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody's observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*
Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

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As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to "attractiveness". The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve jugements about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at "worst" possibilities in the "visible" future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody's ratings are not made with these bank regulations in mind. Moody's Investors Service's own jugement as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody's ratings.

Moody's ratings represent the opinion of Moody's Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody's publications. Reference should be made to these statements for information regarding the issuer. Moody's ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below 'AAA', and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a 'AAA' Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as 'AAA(arg)' for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency's National Short-Term Rating definitions for 'F1+(xxx)', 'F1(xxx)', 'F2(xxx)' and 'F3(xxx)' may be substituted by the regulatory scales, e.g. 'A1+', 'A1', 'A2' and 'A3'. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency's web-site to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

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C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD: Restricted Default
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx)
Indicates actual or imminent payment default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

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LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor's analysis of the following considerations:

—	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

—	Nature of and provisions of the obligation;

—
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA
An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated 'AA' differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

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B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A 'C' rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the 'C' rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)
The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

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Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings
Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody's Long-Term Rating Definitions:

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

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Fitch’s National Long-Term Credit Ratings

AAA(xxx)
'AAA' National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
'AA' National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country's highest rated issuers or obligations.

A(xxx)
'A' National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
'BBB' National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
'BB' National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
'B' National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
'CCC' National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
'CC' National Ratings denote that default of some kind appears probable.

C(xxx)
'C' National Ratings denote that default is imminent.

RD: Restricted default
“RD” ratings indicated, in Fitch’s Ratings’ opinion, an issuer that has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and that has not otherwise ceased business. This would include:

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•	a. the selective payment default on a specific class or currency of debt;
•
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

•	c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations either in series or in parallel; or
•	d. execution of a coercive debt exchange on one or more material financial obligations.

D(xxx)
'D' National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:
The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

"+" or "-" may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA(xxx)' Long-Term National Rating category, to categories below 'CCC(xxx)', or to Short-Term National Ratings other than 'F1(xxx)'.

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MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor's U.S. municipal note rating reflects Standard & Poor's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor's analysis will review the following considerations:

—	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1
Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2
Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3
Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poor’s Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1
This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2
This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

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MIG 3
This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG
This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1
This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2
This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3
This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG
This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

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US MUNICIPAL SHORT-TERM VS. LONG-TERM RATINGS

*For SBPA-backed VRDBS. The rating transitions are higher to allow for distance to downgrade to below-investment grade due to the presence of authmatic termination events in the SBPAs

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PART C:  OTHER INFORMATION

Item 28.  Exhibits

(a)	(i)	Certificate of Trust dated May 22, 2013 of Loeb & King Trust (the “Trust” or the “Registrant”) – filed herewith.
	(ii)	Certificate of Amendment to Certificate of Trust dated July 29, 2013 of Loeb King Trust – filed herewith.
	(iii)	Registrant’s Amended and Restated Agreement and Declaration of Trust dated July 29, 2013 – filed herewith.
(b)		Registrant’s Amended and Restated Bylaws dated July 29, 2013 – filed herewith.
(c)		Instruments Defining Rights of Security Holders – Incorporated by reference to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated Bylaws.
(d)		Investment Advisory Agreement between the Trust and Carl M. Loeb Advisory Partners L.P. – filed herewith.
(e)		Distribution Agreement between the Trust and Quasar Distributors, LLC – filed herewith.
(f)		Bonus or Profit Sharing - Not applicable.
(g)		Custody Agreement between the Trust and U.S. Bank National Association – filed herewith.
(h)	(i)	Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
	(ii)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
	(iii)	Transfer Agent Agreement between the Trust and U.S. Bancorp Fund Services, LLC – filed herewith.
	(iv)	Operating Expenses Limitation Agreement – filed herewith.
(i)		Opinion and Consent of Counsel, Godfrey & Kahn, S.C. – filed herewith.
(j)		Consent of Independent Registered Public Accounting Firm – filed herewith.
(k)		Omitted Financial Statements - Not applicable.
(l)		Initial Subscription Agreement - filed herewith.
(m)		Rule 12b-1 Plan – filed herewith.
(n)		Rule 18f-3 Plan - filed herewith.
(o)		Reserved.
(p)	(i)	Code of Ethics for the Trust – filed herewith.
	(ii)	Code of Ethics for Carl M. Loeb Advisory Partners L.P. – filed herewith.
	(iii)	Code of Ethics for Quasar Distributors, LLC – filed herewith.
(q)		Powers of Attorney - filed herewith.

Item 29.  Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30.  Indemnification

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, subject to the provisions of the Bylaws, the Trust out of its assets may indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s or officer’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was an agent of the Trust, against expenses, judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed: (a) in the case of conduct in his official capacity as an agent of the Trust, that his conduct was in the Trust’s best interests and (b) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (c) in the case of a criminal proceeding, that he had no reasonable cause to believe the conduct of that person was unlawful.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31.  Business and Other Connections of Investment Adviser

With respect to Carl M. Loeb Advisory Partners L.P. (the “Adviser”) the response to this Item incorporates by reference the Adviser’s Uniform Applications for Investment Adviser Registration (“Form ADV”) on file with the SEC, File No. 801-78423.  The Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust’s Statement of Additional Information.

Item 32.  Principal Underwriter

Quasar Distributors, LLC acts as the Principal Underwriter for the Trust.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:
Academy Funds Trust	IronBridge Funds, Inc.
Advisors Series Trust	Jacob Funds, Inc.
Aegis Funds	Jensen Portfolio, Inc.
Aegis Value Fund, Inc.	Kirr Marbach Partners Funds, Inc.
Allied Asset Advisors Funds	KKR Alternative Corporate Opportunities Fund P
Alpine Equity Trust	KKR Series Trust
Alpine Income Trust	Litman Gregory Funds Trust
Alpine Series Trust	LKCM Funds
Artio Global Investment Funds	Loeb King Trust
Artio Select Opportunities Fund, Inc.	LoCorr Investment Trust
Barrett Opportunity Fund, Inc.	Lord Asset Management Trust
Brandes Investment Trust	MainGate Trust
Brandywine Blue Fund, Inc.	Managed Portfolio Series
Brandywine Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Family of Funds, Inc.
Brown Advisory Funds	Permanent Portfolio Family of Funds, Inc.
Buffalo Funds	Perritt Funds, Inc.
Country Mutual Funds Trust	PRIMECAP Odyssey Funds
Cushing Funds Trust	Professionally Managed Portfolios
DoubleLine Funds Trust	Prospector Funds, Inc.
ETF Series Solutions	Provident Mutual Funds, Inc.
Evermore Funds Trust	Purisima Funds
FactorShares Trust	Rainier Investment Management Mutual Funds
First American Funds, Inc.	RBC Funds Trust
First American Investment Funds, Inc.	SCS Financial Funds
First American Strategy Funds, Inc.	Stone Ridge Trust
Glenmede Fund, Inc.	Thompson IM Funds, Inc.
Glenmede Portfolios	TIFF Investment Program, Inc.
Greenspring Fund, Inc.	Trust for Professional Managers
Guinness Atkinson Funds	USA Mutuals
Harding Loevner Funds, Inc.	USFS Funds Trust
Hennessy Funds Trust	Wall Street Fund, Inc.
Hennessy Funds, Inc.	Westchester Capital Funds
Hennessy Mutual Funds, Inc.	Wexford Trust/PA
Hennessy SPARX Funds Trust	Wisconsin Capital Funds, Inc.
Hotchkis & Wiley Funds	WY Funds
Intrepid Capital Management Funds Trust	YCG Funds

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joe D. Redwine(1)	Board Member	None
Robert Kern(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Joseph Bree(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
John Kinsella(3)	Assistant Treasurer	None
Brett Scribner(3)	Assistant Treasurer	None

(1)This individual is located at 615 East Michigan Street, Milwaukee, Wisconsin, 53202.
(2)This individual is located at 6602 East 75th Street, Indianapolis, Indiana, 46250.
(3)This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c)	Not applicable.

Item 33.  Location of Accounts and Records

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, Wisconsin 53202
Registrant’s Custodian	U.S. Bank, National Association 1555 N. River Center Drive, Suite 302 Milwaukee, Wisconsin 53212
Registrant’s Principal Underwriter	Quasar Distributors, LLC 615 East Michigan Street Milwaukee, Wisconsin 53202
Registrant’s Investment Adviser	Carl M. Loeb Advisory Partners L.P. 61 Broadway Avenue New York, New York 10006

Item 34.  Management Services

Not applicable.

Item 35.  Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of New York, State of New York, on September 4, 2013.

Loeb King Trust

By:  /s/ Robert S. Schwartz
Robert S. Schwartz
 Trustee, Secretary and
 Chief Compliance Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated below on September 4, 2013.

Signature	Title

/s/ Gideon J. King*	Trustee and President
Gideon J. King

/s/ Robert S. Schwartz	Trustee, Secretary and Chief Compliance Officer
Robert S. Schwartz

/s/ David S. Hampson*	Treasurer and Principal Financial Officer
David S. Hampson

/s/ Eugene I. Davis*	Trustee
Eugene I. Davis

/s/ John Brecker*	Trustee
John Brecker

/s/ Thanh Chi Nguyen*	Trustee
Thanh Chi Nguyen

*By: /s/ Robert S. Schwartz Robert S. Schwartz Attorney-in-Fact pursuant to Powers of Attorney filed herewith

 EXHIBIT INDEX

Exhibit Number	Description

EX.99.a.i	Certificate of Trust
EX.99.a.ii	Certificate of Amendment to Certificate of Trust
EX.99.a.iii	Amended and Restated Declaration of Trust
EX.99.b	Amended and Restated Bylaws
EX.99.d	Investment Advisory Agreement
EX.99.e	Distribution Agreement
EX.99.g	Custody Agreement
EX.99.h.i	Fund Administration Servicing Agreement
EX.99.h.ii	Fund Accounting Servicing Agreement
EX.99.h.iii	Transfer Agent Agreement
EX.99.h.iv	Operating Expenses Limitation Agreement
EX.99.i	Opinion and Consent of Counsel
EX.99.j	Consent of Independent Registered Public Accounting Firm
EX.99.l	Initial Subscription Agreement
EX.99.m	Rule 12b-1 Plan
EX.99.n	Rule 18f-3 Plan
EX.99.p.i	Code of Ethics for the Trust
EX.99.p.ii	Code of Ethics for Carl M. Loeb Advisory Partners L.P.
EX.99.p.iii	Code of Ethics for Quasar Distributors, LLC
EX.pp.q	Powers of Attorney